             As filed with the Securities and Exchange Commission
                             on February 16, 2001
                     Registration No. 333-74283; 811-09255

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                      ----------------------------------
                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [_]

Post-Effective Amendment No. 7                                     [X]

                                      And

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [_]

Amendment No. 9                                                    [X]

                       (Check appropriate box or boxes)
                           ________________________

                          WELLS FARGO VARIABLE TRUST
              (Exact Name of Registrant as specified in Charter)
                               525 Market Street
                           San Francisco, CA  94163
         (Address of Principal Executive Offices, including Zip Code)
                          __________________________

      Registrant's Telephone Number, including Area Code:  (800) 643-9691
                               C. David Messman
                       Wells Fargo Funds Management, LLC
                         525 Market Street, 12th Floor
                           San Francisco, CA  94163
                    (Name and Address of Agent for Service)
                                With a copy to:
                            Robert M. Kurucza, Esq.
                            Marco E. Adelfio, Esq.
                            Morrison & Foerster LLP
                         2000 Pennsylvania Ave., N.W.
                            Washington, D.C.  20006

It is proposed that this filing will become effective (check appropriate box):

[_]  Immediately upon filing pursuant to Rule 485(b), or

[_]  on _________ pursuant to Rule 485(b)

[_]  60 days after filing pursuant to Rule 485(a)(1), or

[_]  on _________ pursuant to Rule 485(a)(1)

[X]  75 days after filing pursuant to Rule 485(a)(2), or

[_]  on ___________pursuant to Rule 485(a)(2)

If appropriate, check  the following box:

[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                          WELLS FARGO VARIABLE TRUST
                          --------------------------
                             Cross Reference Sheet
                             ---------------------


Form N-1A Item Number
---------------------

Part A          Prospectus Captions
------          -------------------

1               Front and Back Cover Pages
2               Overview
                Important Risks
3               Not applicable.
4               Objective and Principal Strategies
                Important Risks
                See Individual Fund Summary
                General Investment Risks
5               Not applicable.
6               Organization and Management of the Fund
7               Dividends and Distributions
8               Distribution Plan
                Exchanges
9               See Individual Fund Summary

Part B          Statement of Additional Information Captions
------          --------------------------------------------

10              Cover Page and Table of Contents
11              Not applicable.
12              Investment Restrictions
                Additional Investment Policies
                Risk Factors
13              Management
14              Capital Stock
15              Management
16              Portfolio Transactions
17              Capital Stock
18              Determination of Net Asset Value
                Additional Purchase and Redemption Information
19              Federal Income Taxes
20              Management
21              Performance Calculations
22              Financial Information

Part C          Other Information
------          -----------------

23-30 Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of this Document.

                                EXPLANATORY NOTE
                                ----------------

     This Post-Effective Amendment No. 7 (the "Amendment") to the Registration Statement of Wells Fargo Variable Trust (the "Trust") is being filed to register the Specialized Technology Fund.

                                                           [LOGO OF WELLS FARGO]


                          WELLS FARGO VARIABLE TRUST
                          SPECIALIZED TECHNOLOGY FUND


                                                                      ----------
                                                                      PROSPECTUS
                                                                      ----------

Please read this Prospectus and keep it for future reference. It is designed to provide you with important information and to help you decide if a Fund's goals match your own.

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission ("SEC"), nor has the SEC passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Fund shares are NOT deposits or other obligations of, or issued, endorsed or guaranteed by Wells Fargo Bank, N.A. ("Wells Fargo Bank") or any of its affiliates. Fund shares are NOT insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation ("FDIC") or any other governmental agency. AN INVESTMENT IN A FUND INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.


                            [PICTURE APPEARS HERE]

                                                                        MAY 1
                                                                            2001

                        [PAGE INTENTIONALLY LEFT BLANK]


Table of Contents                                                       Variable Trust Fund
-------------------------------------------------------------------------------------------


Overview                                 Specialized Technology Fund Overview             4

This section contains important          Summary of Important Risks                       6
summary information about the            Key Information                                  8
Fund.

-------------------------------------------------------------------------------------------
The Fund                                 Specialized Technology Fund                      9
This section contains important          Sub-Advisor's Prior Performance History         11
information about the Fund.              General Investment Risks                        12
                                         Organization and Management
                                         of the Fund                                     16

-------------------------------------------------------------------------------------------
Your Investment                          Your Account                                    18
Turn to this section for
information on how to buy
and sell Fund shares.

-------------------------------------------------------------------------------------------
Reference                                Other Information                               19
Look here for additional                 Portfolio Managers                              20
information and term                     Glossary                                        21
definitions.

Specialized Technology Fund Overview
--------------------------------------------------------------------------------
See the individual Fund description in this Prospectus for further details. Words appearing in italicized print and highlighted in color are defined in the Glossary.


FUND                               OBJECTIVE

  Specialized Technology           Seeks long-term capital appreciation.
  Fund





4     Variable Trust Prospectus

-------------------------------------------------------------------------------


PRINCIPAL STRATEGY

We normally invest at least 65% of the Fund's total assets in equity securities of domestic and foreign technology companies. Technology companies are companies with revenues primarily generated by technology products and services. Technology-related industries include the computer, software, communications equipment and services, semi-conductor, healthcare, biotechnology and defense and aerospace industries. We concentrate the Fund's investments in the technology sector, and because we retain the flexibility to invest in a relatively small number of stocks, the Fund is also considered to be non-diversified.

                                                 Variable Trust Prospectus     5

Summary of Important Risks
--------------------------------------------------------------------------------

This section summarizes important risks that are common to the Fund described in this Prospectus, and important risks that relate specifically to this particular Fund. Both are important to your investment choice. Additional information about these and other risks is included in:

 . the individual Fund Description later in this Prospectus;

 . under the "General Investment Risks"section beginning on page 12;and

 . in the Fund's Statement of Additional Information.

An investment in a Fund is not a deposit of Wells Fargo Bank and is not insured or guaranteed by the FDIC or any other government agency. It is possible to lose money by investing in the Fund.

Equity Securities
The Fund invests in equity securities, which are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of the Fund's portfolio. Certain types of stock and certain individual stocks selected for the Fund's portfolio may underperform or decline in value more than the overall market. As of the date of this Prospectus, certain equity markets were trading at or close to record levels. There can be no guarantee that these levels will continue.

Foreign Investments
The Fund makes foreign investments that are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. Foreign investments may be made directly through securities purchased in foreign markets, or through investments in American Depositary Receipts ("ADRs") and other similar investments. Direct investment in foreign securities involves exposure to additional risks, including those related to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs (receipts evidencing ownership of foreign stock deposited in a domestic bank or trust company) reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks. Similar investments (European and Global Depositary Receipts) are receipts for stock deposited in foreign banks and trust companies, trade across foreign and domestic markets, and can involve greater risks than ADRs.


6     Variable Trust Prospectus

--------------------------------------------------------------------------------


FUND                          SPECIFIC RISKS

                              We invest a relatively high percentage of our
                              assets in a limited number of issuers and the Fund
                              is therefore considered to be non-diversified.
                              Non-diversified funds are more susceptible to
                              financial, market or economic events affecting the
                              particular issuers and industry sectors in which
                              it invests. We invest in domestic and foreign
                              securities of technology companies. Technology
                              company stocks are highly volatile, and a
                              portfolio invested in these securities has a
                              higher degree of risk associated with it than more
                              broadly invested equity funds. Investments in
                              smaller, "start-up"companies may suffer more
                              significant losses than larger or more established
Specialized Technology Fund   issuers. Significant losses may result from lack
                              of depth of management, inability to generate funds necessary for growth or potential development, and competition from larger or more established companies. Smaller or newer companies may have more limited trading markets, and may be subject to wide price fluctuations. Foreign investments involve special risks, including generally higher commission rates, and political, social, monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes.




                                                 Variable Trust Prospectus     7

Key Information
--------------------------------------------------------------------------------

     Important information you should look for as you decide to invest in the
     Fund: The summary information on the previous pages is designed to provide you with an overview of the Fund. The sections that follow provide more detailed information about the investment activities and management of the Fund.

     ---------------------------------------------------------------------------

     Investment Objective and Investment Strategies
     The investment objective of the Fund in this Prospectus is non-fundamental, that is, it can be changed by a vote of the Board of Trustees alone. The objectives and strategies descriptions for the Fund tell you:

     . what the Fund is trying to achieve; and

     . how we intend to invest your money.

     ---------------------------------------------------------------------------

     Permitted Investments
     A summary of the Fund's key permitted investments and practices.

     ---------------------------------------------------------------------------

     Important Risk Factors
     Describes the key risk factors for the Fund, and includes risks described in the "Summary of Important Risks" and "General Investment Risks" sections.

     Words appearing in italicized print and highlighted in color are defined in the Glossary.


8     Variable Trust Prospectus

Specialized Technology Fund
--------------------------------------------------------------------------------

     Portfolio Managers: Huachen Chen, CFA; Walter C. Price, Jr., CFA

     ---------------------------------------------------------------------------

     Investment Objective
     The Specialized Technology Fund seeks long-term capital appreciation by investing in domestic and foreign equity securities of technology companies.

     ---------------------------------------------------------------------------

     Investment Strategies
     We actively manage a non-diversified portfolio of technology company equity securities selected from at least three countries, including the U.S. Technology companies are companies with revenues primarily generated by technology products and services. Technology-related industries include the computer, software, communications equipment and services, semi-conductor, healthcare, biotechnology and defense and aerospace industries.

     We evaluate the fundamental value and prospects for growth of individual companies and focus on technology companies that we expect will have higher than average rates of growth and strong potential for capital appreciation. We develop forecasts of economic growth, inflation, and interest rates that we use to identify regions and individual countries that are likely to offer the best investment opportunities.

     ---------------------------------------------------------------------------

     Permitted Investments

     Under normal market conditions, we invest:

     . at least 65% of total assets in technology company equity securities selected from at least three countries, including the U.S.;

     .    up to 50% of total assets in foreign securities;

     . up to 25% of total assets in any one foreign country, although investments in Japan may exceed this limitation;

     . primarily in issuers with an average market capitalization of $500 million or more, although we may invest up to 15% of total assets in equity securities of issuers with market capitalization below $100 million; and

     . in equity securities including common stocks,and preferred stocks,and in warrants,convertible debt securities, ADRs (and similar investments), shares of other mutual funds, and regular shares of foreign companies traded and settled on U.S. exchanges and over-the-counter markets.

     We may hedge the portfolio's foreign currency exposure by purchasing or selling foreign currency futures and foreign currency forward contracts.

     We may temporarily hold assets in cash or in money market instruments, including U.S. Government obligations, shares of other mutual funds and repurchase agreements, or make other short-term investments, either to maintain liquidity or for short-term defensive purposes when we believe it is in the best interests of shareholders to do so. We may also, for temporary defensive purposes, invest without limit in cash and short-term debt securities when we believe it is in the best interests of shareholders to do so. During these periods, we may not achieve our objective of long-term capital appreciation.




                                             Variable Trust Prospectus    9

Specialized Technology Fund
--------------------------------------------------------------------------------

     Important Risk Factors
     We concentrate the Fund's investments in securities of technology and technology-related companies. In the past, technology common stocks have experienced extreme price and volume fluctuations that have often been unrelated to the operating performance of such companies, and a portfolio invested in these securities has a higher degree of risk associated with it than more broadly invested equity funds. Non-diversified funds are more susceptible to financial, market or economic events affecting the particular issuers and industry sectors in which it invests.

     Because we focus the Fund's investments in technology companies, the Fund will be more susceptible than more diversified funds to market and other conditions affecting technology companies. The technology sector is rapidly changing and may be impacted by such factors as government regulation, uncertain demand and the risk that products may become obsolete. Such changes may negatively affect the performance of Fund investments. Foreign investments are subject to additional risks, including potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

     You should consider the "Summary of Important Risks" section on page 6, the "General Investment Risks" section beginning on page 12, and the specific risks listed here. They are all important to your investment choice.

10    Variable Trust Prospectus

Sub-Advisor's Prior Performance History
--------------------------------------------------------------------------------

     The performance information shown below represents performance of the Class I shares of the Dresdner RCM Global Technology Fund, an open-end management investment company with an investment objective and investment strategies that are substantially identical to those of the Fund. The Wells Fargo Fund is expected to be managed using a substantially similar investment approach. The information presented below is net of actual fees charged to that fund. Please remember that prior performance is no guarantee of future results.

     Class I Calendar Year Returns (%)/1/


      '96           26.41
      '97           27.08
      '98           61.05
      '99          182.95
      '00          -14.33

     Average annual total return (%)
     for the period ended 12/31/00                         1 year      5 years
     Global Technology Fund Class I/2/ (Incept. 12/27/95)  -14.33       44.37
     S&P 500 Index/3/                                       -9.10       18.33
     Lipper Science & Specialized Technology
        Fund Index                                         -30.27       22.54

    /1/ Past performance assumes reinvestment of all distributions at net asset value.
    /2/ On December 31, 1998, all Fund shares were redesignated as Class I shares. Neither the Class I shares nor their predecessors paid Rule 12b-1 fees. The Wells Fargo Specialized Technology Fund charges certain other fees not applicable to the Class I shares shown above. If the fee and expense structure applicable to Specialized Technology Fund had been used, the performance shown would be lower.
    /3/ S&P 500 is a registered trademark of Standard & Poor's.

                                                Variable Trust Prospectus     11

General Investment Risks
--------------------------------------------------------------------------------

     Understanding the risks involved in mutual fund investing will help you make an informed decision that takes into account your risk tolerance and preferences. You should carefully consider the risks common to investing in all mutual funds, including Wells Fargo Variable Trust Funds. Certain common risks are identified in the Summary of Important Risks on page 6. Other risks of mutual fund investing include the following:

     . Unlike bank deposits, such as CDs or savings accounts, mutual funds are not insured by the FDIC.

     .    We cannot guarantee that we will meet our investment objectives.

     . We do not guarantee the performance of a Fund, nor can we assure you that the market value of your investment will not decline. We will not "make good" any investment loss you may suffer, nor can anyone we contract with to provide certain services, such as selling agents or investment advisors, offer or promise to make good any such losses.

     . Share prices--and therefore the value of your investment--will increase and decrease with changes in the value of the underlying securities and other investments. This is referred to as price volatility.

     . Investing in any mutual fund, including those deemed conservative, involves risk, including the possible loss of any money you invest.

     . An investment in a single Fund, by itself, does not constitute a complete investment plan.

     . The Fund invests in smaller companies, foreign companies (including investments made through ADRs and similar investments), and is subject to additional risks, including less liquidity and greater price volatility. A Fund's investment in foreign securities may also be subject to special risks associated with international trade, including currency, political, regulatory and diplomatic risk.

     . The Fund may also use certain derivative instruments, such as options or futures contracts. The term "derivatives" covers a broad range of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms.

     Investment practices and risk levels are carefully monitored. Every attempt is made to ensure that the risk exposure for the Fund remains within the parameters of its objective and strategies.

     What follows is a general list of the types of risks (some of which are described previously) that may apply to the Fund and a table showing some of the additional investment practices that the Fund may use and the risks associated with them. Additional information about these practices is available in the Statement of Additional Information.

     Concentration Risk--The risk that investing portfolio assets in a single industry or industries exposes the portfolio to greater loss from adverse changes affecting the industry.

     Counter-Party Risk--The risk that the other party in a repurchase agreement or other transaction will not fulfill its contract obligation.

     Credit Risk--The risk that the issuer of a debt security will be unable to make interest payments or repay principal on schedule. If an issuer does default, the affected security could lose all of its value, or be renegotiated at a lower interest rate or principal amount. Affected securities might also lose liquidity. Credit risk also includes the risk that a party in a transaction may not be able to complete the transaction as agreed.

12    Variable Trust Prospectus

--------------------------------------------------------------------------------

     Currency Risk--The risk that a change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency.

     Diplomatic Risk--The risk that an adverse change in the diplomatic relations between the United States and another country might reduce the value or liquidity of investments in either country.

     Emerging Market Risk--The risk that the emerging market, as defined in the glossary, may be more sensitive to certain economic changes. For example, emerging market countries are often dependent on international trade and are therefore often vulnerable to recessions in other countries. They may have obsolete financial systems, have volatile currencies and may be more sensitive than more mature markets to a variety of economic factors. Emerging market securities may also be less liquid than securities of more developed countries and could be difficult to sell, particularly during a market downturn.

     Experience Risk--The risk that insufficient experience exists to forecast how a new or innovative security's value might be affected by various market events or economic conditions.

     Foreign Investment Risk--The risk that foreign investments may be subject to potentially less liquidity and greater price volatility. These additional risks include those related to adverse political, regulatory, market or economic developments, and foreign markets can and often do perform differently from U.S. markets. Emerging market securities typically present even greater exposure to these same risks and can present additional risks (such as those related to social unrest or political upheaval) that can make them extremely volatile. Additionally, foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes. Direct investment in foreign securities involves exposure to fluctuations in foreign currency exchange rates, withholding or other taxes, trade settlement, custodial, and other operational risks, and the less stringent investor protection and disclosure standards of some foreign markets. ADRs reduce some of the risks of foreign investing, because a large, liquid market generally exists and U.S. trading and settlement practices reduce currency, custodial and other operational risks.

     Information Risk--The risk that information about a security is either unavailable, incomplete or is inaccurate.

     Interest Rate Risk--The risk that changes in interest rates can reduce the value of an existing security. Generally, when interest rates increase, the value of a debt security decreases. The effect is usually more pronounced for securities with longer dates to maturities.

     Leverage Risk--The risk that an investment practice, such as lending portfolio securities or engaging in forward commitment or when-issued securities transactions, may increase a Fund's exposure to market risk, interest rate risk or other risks by, in effect, increasing assets available for investment.

     Liquidity Risk--The risk that a security cannot be sold at the time desired, or cannot be sold without adversely affecting the price.

     Market Risk--The risk that the value of a stock, bond or other security will be reduced by market activity. This is a basic risk associated with all securities.

     Non-Diversification Risk--The risk that, because the percentage of a non-diversified fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940 (the "1940 Act"), greater investment in a single issuer makes a fund more susceptible to

                                                Variable Trust Prospectus    13

General Investment Risks
--------------------------------------------------------------------------------

     financial, economic or market events impacting the issuer. (A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer).

     Political Risk--The risk that political actions, events or instability may be unfavorable for investments made in a particular nation's or region's industry, government or markets.

     Prepayment Risk--The risk that consumers will prepay mortgage loans, which can alter the maturity of a mortgage-backed or other asset-backed securities and reduce rates of return.

     Regulatory Risk--The risk that changes in government regulations will adversely affect the value of a security. Also the risk that an insufficiently regulated market might permit inappropriate trading practices that adversely affect the Fund.

     Small Company Investment Risk--The risk that investments in smaller companies may be more volatile and harder to sell than investments in larger companies. Smaller companies may have higher failure rates and generally have lower trading volumes than larger companies. Short-term changes in the demand for the securities of small companies may have a disproportionate effect on their market price, tending to make prices of these securities fall more dramatically in response to selling pressure.

     In addition to the general risks discussed above, you should carefully consider and evaluate any special risks that may apply to investing in the Fund. See the "Important Risk Factors" section in the summary for the Fund. You should also see the Statement of Additional Information for additional information about the investment practices and risks particular to the Fund.

14    Variable Trust Prospectus

--------------------------------------------------------------------------------

Investment Practice/Risk
The following table lists certain regular investment practices of the Fund, including some not disclosed in the Investment Objective and Investment Strategies section of the Prospectus. The risks indicated after the description of the practice are NOT the only potential risks associated with that practice, but are among the more prominent. Market risk is assumed for each. See the Investment Objective and Investment Strategies for the Fund or the Statement of Additional Information for more information on these practices.


INVESTMENT PRACTICE                                            RISK
Borrowing Policies
The ability to borrow money for temporary                      Leverage Risk                                               .
purposes (e.g. to meet shareholder redemptions).

Foreign Securities
Equity securities issued by a non-U.S. company,                Information,
or debt securities of a non-U.S. company or foreign            Political, Regulatory,
government in the form of an ADR or similar                    Diplomatic, Liquidity                                       .
investment. Foreign securities may also be emerging            Currency Risk
markets securities, and which are subject to the same
risks, but to a higher degree.

Illiquid Securities
A security which may not be sold or disposed of in             Liquidity Risk
the ordinary course of business within seven days                                                                          .
at approximately the value determined for it by the
Fund. Limited to 15% of total assets.

Loans of Portfolio Securities
The practice of loaning securities to brokers,                 Credit,
dealers and financial institutions to increase                 Counter-Party and
return on those securities. Loans may be made up               Leverage Risk                                               .
to 1940 Act limits (currently one one-third of
total assets including the value of collateral
received).

Options
The right or obligation to receive or deliver a                Credit, Information
security or cash payment depending on the                      and Liquidity Risk                                          .
security's price or the performance of an index or
benchmark. Types of options used may include:
options on securities, options on a stock index,
stock index futures and options on stock index
futures to protect liquidity and portfolio value.

Other Mutual Funds
Investments by the Fund in shares of other mutual              Market Risk                                                 .
funds, which will cause Fund shareholders to bear
a pro rata portion of the other fund's expenses,
in addition to the expenses paid by the Fund.

Privately Issued Securities
Securities that are not publicly traded but which              Liquidity Risk
may be resold in accordance with Rule 144A of the                                                                          .
Securities Act of 1933.

Repurchase Agreements
A transaction in which the seller of a security                Credit and                                                  .
agrees to buy back a security at an agreed upon                Counter-Party Risk
time and price, usually with interest.

                                                 Variable Trust Prospectus    15

Organization and Management of the Fund
--------------------------------------------------------------------------------

A number of different entities provide services to the Fund. This section shows how the Fund is organized, lists the entities that perform different services, and explains how these service providers are compensated. Further information is available in the Statement of Additional Information for the Fund.

About Wells Fargo Variable Trust
Wells Fargo Variable Trust ("WFVT") was organized as a Delaware business trust on March 10, 1999. The Board of Trustees of WFVT supervises the Fund's activities, monitors its contractual arrangements with various service providers and decides upon matters of general policy. The Fund is available for purchase through certain variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies") offered by the separate accounts of Participating Insurance Companies. Individual holders of VA Contracts and VLI Policies are not the "shareholders" of or "investors" in the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies will pass through voting rights to the holders of VA Contracts and VLI Policies. WFVT currently does not foresee any disadvantages to the holders of VA Contracts and VLI Policies arising from the fact that the interests of the holders of VA Contracts and VLI Policies may differ. Nevertheless, WFVT's Board of Trustees intends to monitor events in order to identify any conflicts which may arise and to determine what action, if any, should be taken in response to such conflicts. The VA Contracts and VLI Policies are described in the separate Prospectuses issued by the Participating Insurance Companies. WFVT assumes no responsibility for such Prospectuses.

                                BOARD OF TRUSTEES
                        Supervises the Fund's activities
--------------------------------------------------------------------------------

        INVESTMENT ADVISOR                               CUSTODIAN

 Wells Fargo Funds Management, LLC           Wells Fargo Bank Minnesota, N.A.
 525 Market St., San Francisco, CA           6th & Marquette, Minneapolis, MN
 Manages the Fund's investment               Provides safekeeping for the Fund's
 activities                                  assets
--------------------------------------------------------------------------------

                             INVESTMENT SUB-ADVISOR
--------------------------------------------------------------------------------
                        Dresdner RCM Global Investors LLC
                             Four Embarcadero Center
                                San Francisco, CA
                    Manages the Fund's investment activities
--------------------------------------------------------------------------------

                                                                TRANSFER
  DISTRIBUTOR                   ADMINISTRATOR                     AGENT

 Stephens Inc.                Wells Fargo Funds          Boston Financial Data
 111 Center St.               Management, LLC            Services, Inc.
 Little Rock, AR              525 Market St.             Two Heritage Dr.
                              San Francisco, CA          Quincy, MA
                              Manages the
 Markets the Fund             Fund's business            Maintains records
 and distributes              activities                 of shares and
 Fund shares                                             supervises the payment
                                                         of dividends
--------------------------------------------------------------------------------

             PARTICIPATING INSURANCE COMPANIES AND SELLING AGENTS

   Advise current and prospective contract holders on their Fund investments
--------------------------------------------------------------------------------

                                CONTRACT HOLDERS

16    Variable Trust Prospectus

--------------------------------------------------------------------------------

In the following sections, the percentages shown are the percentages of the average daily net assets of the Fund paid on an annual basis for the services described.

The Investment Advisor
Wells Fargo Funds Management, LLC ("Funds Management") serves as the investment advisor for the Fund. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company, was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank. Funds Management is an affiliate of Wells Fargo Bank. Wells Fargo Bank, which was founded in 1852, is the oldest bank in the western United States and is one of the largest banks in the United States. The Fund's advisor is responsible for developing the investment policies and guidelines for the Fund, and for supervising the sub-advisor who is responsible for the day-to-day portfolio management of the Fund. As of September 30, 2000, subsidiaries of Wells Fargo & Co. managed over $161 billion in assets.

For providing investment advisory services, Funds Management is entitled to receive 1.05% of the Fund's average daily net assets, payable on a monthly basis.

The Sub-Advisor
Dresdner RCM Global Investors LLC ("Dresdner"), an indirect wholly-owned subsidiary of Dresdner Bank AG, is the sub-advisor for the Specialized Technology Fund and is responsible for the day-to-day investment management activities of the Fund. As of September 30, 2000, Dresdner and affiliates managed over $86 billion in assets.

The Sub-Advisor is compensated by the investment advisor from the fees received by the advisor as listed above.

The Administrator
Funds Management provides the Fund with administrative services, including general supervision of the Fund's operation, coordination of the other services provided to the Fund, compilation of information for reports to the SEC and state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to the Trust's Trustees and officers. Funds Management also furnishes office space and certain facilities to conduct the Fund's business. For providing these services, Funds Management is entitled to receive a fee of 0.15% of the average annual net assets of the Fund.

Distribution Plan
We have adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for the Fund. The Plan authorizes the payment of all or part of the cost of preparing and distributing Prospectuses, annual and semi-annual reports, and other materials to shareholders, and the payment of compensation to selling agents. For these services, the Fund pays 0.25% of its annual net assets.


                                                 Variable Trust Prospectus    17

Your Account
--------------------------------------------------------------------------------

     Investing in the Fund
     The Fund is available for purchase through certain VA Contracts and VLI Policies offered by the separate accounts of Participating Insurance Companies. The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of the Fund based on, among other things, the amount of premium payments to be invested and the amount of surrender and transfer requests (as defined in the Prospectuses describing the VA Contracts and VLI Policies issued by the Participating Insurance Companies) to be effected on that day pursuant to VA Contracts and VLI Policies. Please refer to the Prospectus provided by your selling agent for more detailed information describing the separate accounts.

     The WFVT does not assess any fees, either when it sells or when it redeems its shares. Surrender charges, mortality and expense risk fees and other charges may be assessed by Participating Insurance Companies under the VA Contracts or VLI Policies. These fees and charges are described in the Participating Insurance Companies' Prospectuses.

     Should any conflict between VA Contract and VLI Policy holders arise which would require that a substantial amount of net assets be withdrawn from a Fund of the WFVT, orderly portfolio management could be disrupted to the potential detriment of the VA Contract and VLI Policy holders.

18    Variable Trust Prospectus

Other Information
--------------------------------------------------------------------------------

     Dividends and Capital Gain Distributions
     Each Fund is treated separately in determining the amounts of dividends of net investment income and distributions of capital gains payable to its shareholders. Dividends and distributions are automatically reinvested on the payment date for each shareholder's account in additional shares of the Fund that paid the dividend or distribution at NAV or are paid in cash at the election of the Participating Insurance Company.

     The Specialized Technology Fund declares and pays any dividends annually. The Fund makes any capital gains distributions at least annually. Participating Insurance Companies will be informed by January 31 about the amount and character of dividends and distributions.

     Taxes
     The following discussion regarding taxes is based on tax laws which were in effect as of the date of this Prospectus and summarizes only some of the material federal income tax considerations affecting the Fund and its shareholders. It is not intended as a substitute for careful tax planning and does not discuss state, local or foreign income tax considerations. You should consult your own tax advisor with respect to your specific tax situation. Please see the Statement of Additional Information for further federal income tax considerations. Federal income taxation of separate accounts of life insurance companies, VA Contracts and VLI Policies is discussed in the Prospectuses of the Participating Insurance Companies.

     As described in the Prospectuses of the Participating Insurance Companies, individual holders of VA Contracts and VLI Policies may qualify for favorable tax treatment. As long as your VA Contract or VLI Policy maintains favorable tax treatment, you will only be taxed on your investment in a fund through such VA Contract or VLI Policy. In order to qualify for such treatment, among other things, the "separate accounts" of the Participating Insurance Companies, which maintain and invest net proceeds from the VA Contracts and VLI Policies, must be "adequately diversified." The Fund intends to be operated in a manner so that a separate account investing in Fund Shares on behalf of a holder of a VA Contract or VLI Policy will be "adequately diversified." See "Taxation of a Separate Account of a Participating Insurance Company" in the Statement of Additional Information.

     Pricing Fund Shares:
     . As with all mutual fund investments, the price you pay to purchase shares or the price you receive when you redeem shares is not determined until after a request has been received in proper form.

     . We determine the NAV of the Fund's shares each business day as of the close of regular trading on the New York Stock Exchange ("NYSE"). We determine the NAV by subtracting the Fund's liabilities from its total assets, and then dividing the result by the total number of outstanding shares. The Fund's assets are generally valued at current market prices. See the Statement of Additional Information for further disclosure.

     . The Fund is open for business on each day the NYSE is open for business. NYSE holidays include New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When any holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such holiday.


                                                Variable Trust Prospectus    19

Portfolio Managers
--------------------------------------------------------------------------------

     Huachen Chen, CFA
     Mr. Chen joined Dresdner RCM Global Investors as a securities analyst in 1985 and became a principal with the firm in 1994. He is co-manager for the day-to-day management of the Specialized Technology Fund and is responsible for fundamental security analysis for the wireless, hardware and international technology areas. He earned his BS from Cornell University in Electrical Engineering and his MS in Materials Science and Engineering from Northwestern University.

     Walter C. Price, Jr., CFA
     Mr. Price joined Dresdner RCM Global Investors in 1974 as a senior securities analyst and became a principal with the firm in 1978. He is co-manager for the day-to-day management of the Specialized Technology Fund and is responsible for fundamental security analysis in the software/services and internet areas. Mr. Price earned his BS with Honors in Electrical Engineering from M.I.T. and his BS and MS in management from the Sloan School at M.I.T. He is a past president of the M.I.T. Club of Northern California and is currently a Director. He also heads the Educational Council for M.I.T. in the Bay Area. Mr. Price is a past Chairman of the AIMR Committee on Corporate Reporting for the computer and electronics industries.

20    Variable Trust Prospectus

Glossary
--------------------------------------------------------------------------------
We provide the following definitions to assist you in reading this Prospectus. For a more complete understanding of these terms you should consult your financial advisor.

     American Depositary Receipts ("ADRs")
     Receipts for non-U.S. company stocks. The stocks underlying ADRs are typically held in bank vaults. The ADR's owner is entitled to any capital gains or dividends. ADRs are one way of owning an equity interest in foreign companies. Similar investments include European Depositary Receipts and Global Depositary Receipts.

     Asset-Backed Securities
     Securities consisting of an undivided fractional interest in pools of consumer loans, such as car loans or credit card debt, or receivables held in trust.

     Business Day
     Any day the New York Stock Exchange is open is a business day for the Fund.

     Capital Appreciation, Capital Growth
     An increase in the value of a security. See also "total return."

     Capitalization
     When referring to the size of a company, capitalization means the total number of a company's outstanding shares of stock multiplied by the price per share. This is one accepted method of measuring a company's size and is sometimes referred to as "market capitalization."

     Convertible Debt Securities
     Bonds or notes that are exchangeable for equity securities at a set price on a set date or at the election of the holder.

     Debt Securities
     Generally, a promise to pay interest and repay principal by a company sold as a security. The owner of the security is entitled to receive any such payments. Examples include bonds and mortgage-backed securities and can include securities in which the right to receive interest and principal repayment have been sold separately.

     Derivatives
     Securities whose values are derived in part from the value of another security or index. An example is a stock option.

     Distributions
     Dividends and/or capital gains paid by a Fund on its shares.

     Diversified
     A diversified fund, as defined by the 1940 Act, is one that invests in cash, Government securities, other investment companies and no more than 5% of its total assets in a single issuer. These policies must apply to 75% of the Fund's total assets. Non-diversified funds are not required to follow such investment policies.

     Emerging Markets
     Markets associated with a country that is considered by international financial organizations, such as the International Finance Corporation and the International Bank for Reconstruction and Development, and the international financial community to have an "emerging" stock market. Such markets may be under-capitalized, have less-developed legal and financial systems or may have less stable currencies than markets in the developed world.

                                                  Variable Trust Prospectus   21

Glossary
--------------------------------------------------------------------------------

     Federal Deposit Insurance Corporation ("FDIC")
     The Federal Deposit Insurance Corporation. This is the company that provides federally sponsored insurance covering bank deposits such as savings accounts and CDs. Mutual funds are not FDIC insured.

     Illiquid Security
     A security which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value determined for it by the Fund.

     Liquidity
     The ability to readily sell a security at a fair price.

     Money Market Instruments
     High-quality short-term instruments meeting the requirements of Rule 2a-7 of the 1940 Act, such as bankers' acceptances, commercial paper, repurchase agreements and government obligations. In a money market fund, average portfolio maturity does not exceed 90 days, and all investments have maturities of 397 days or less at the time of purchase.

     Net Asset Value ("NAV")
     The value of a single fund share. It is determined by adding together all of a Fund's assets, subtracting accrued expenses and other liabilities, then dividing by the total number of shares.

     Options
     An option is the right to buy or sell a security based on an agreed upon price for at a specified time. For example, an option may give the holder of a stock the right to sell the stock to another party, allowing the seller to profit if the price has fallen below the agreed price. Options may also be based on the movement of an index such as the S&P 500 Index.

     Repurchase Agreement
     An agreement between a buyer and seller of a security in which the seller agrees to repurchase the security at an agreed upon price and time.

     Selling Agent
     A person who has an agreement with the Fund's distributors that allows them to sell the Fund's shares.

     S&P, S&P 500 Index
     Standard & Poor's, a nationally recognized ratings organization. S&P also publishes various indexes or lists of companies representative of sectors of the U.S. economy.

     Statement of Additional Information
     A document that supplements the disclosure made in the Prospectus.

     U.S. Government Obligations
     Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     Warrants
     The right to buy a stock at a set price for a set time.


22    Variable Trust Prospectus

YOU MAY WISH TO REVIEW THE FOLLOWING DOCUMENTS:

STATEMENT OF ADDITIONAL INFORMATION
supplements the disclosures made by this Prospectus. The Statement of Additional Information has been filed with the SEC and incorporated by reference into this Prospectus and is legally part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS
provide certain financial and other important information, including a discussion of the market conditions and investment strategies that significantly affected Fund performance, for the most recent reporting period.

THESE DOCUMENTS ARE AVAILABLE FREE OF CHARGE:

Call: 1-800-222-8222, option 5;

WRITE TO:
Wells Fargo Funds
PO Box 8266
Boston, MA 02266-8266; or

Visit the SEC's website at http://www.sec.gov

REQUEST COPIES FOR A FEE BY WRITING TO:
SEC Public Reference Room
Washington, DC 20549-6009; or
by electronic request at publicinfo@sec.gov
Call: 1-800-SEC-0330 for details


P019 (Rev.2/01)      -------------------------------------------------
  ICA Reg.No.        NOT FDIC INSURED-NO BANK GUARANTEE-MAY LOSE VALUE
   811-09255         -------------------------------------------------

                          WELLS FARGO VARIABLE TRUST
                          Telephone:  1-800-222-8222

                      STATEMENT OF ADDITIONAL INFORMATION
                               Dated May 1, 2001

                          SPECIALIZED TECHNOLOGY FUND

                         Class A, Class B, and Class C

     Wells Fargo Variable Trust (the "Trust") is an open-end, management investment company. This Statement of Additional Information ("SAI") contains additional information about the Specialized Technology Fund in the Wells Fargo Variable Trust family of funds (the "Fund"). The Specialized Technology Fund is considered to be non-diversified under the Investment Company Act of 1940, as amended (the "1940 Act").

     This SAI is not a prospectus and should be read in conjunction with the Fund's Prospectus, also dated May 1, 2001. All terms used in this SAI that are defined in the Prospectus have the meanings assigned in the Prospectus. A copy of the Prospectus may be obtained without charge by calling 1-800-222-8222 or writing to Wells Fargo Funds, P.O. Box 8266, Boston, MA 02266-8266.

                               TABLE OF CONTENTS

                                                                   Page
                                                                   ----
Investment Policies..............................................     1

Additional Permitted Investment Activities and Associated Risks..     3

Management.......................................................    17

Performance Calculations.........................................    23

Determination of Net Asset Value.................................    27

Additional Purchase and Redemption Information...................    28

Portfolio Transactions...........................................    29

Fund Expenses....................................................    31

Federal Income Taxes.............................................    31

Capital Stock....................................................    37

Other............................................................    39

Counsel..........................................................    39

Independent Auditors.............................................    39

                              INVESTMENT POLICIES

     Fundamental Investment Policies
     -------------------------------

     The Fund has adopted the following investment policies, all of which are fundamental policies; that is, they may not be changed without approval by the holders of a majority (as defined in 1940 Act) of the outstanding voting securities of such Fund.

The Fund may not:

     (1) borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

     (2) issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder;

     (3) make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of the Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans;

     (4) underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

     (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); nor

     (6) purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

     (7) purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the Fund's investments in that industry would equal or exceed 25% of the current value of the Fund's total assets, provided that this restriction does not limit the Fund's investments in (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities,
(ii) securities of other investment companies, (iii) municipal securities, (iv) repurchase agreements, or (v) securities of the technology sector, which can be a single industry or group of industries such as the computer, software, communications equipment and services, semiconductor, healthcare, biotechnology, or deense and aerospace industries.

     Non-Fundamental Investment Policies
     -----------------------------------

     The Fund has adopted the following non-fundamental policies which may be changed by the Trustees of the Trust at any time without approval of such Fund's shareholders.

     (1) The Fund may invest in shares of other investment companies to the extent permitted under Sections 12(d)(1)(A) and (B) of the 1940 Act, including the rules, regulations and any orders obtained thereunder.

     (2) The Fund may not invest or hold more than 15% of the Fund's net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

     (3) The Fund may invest in futures or options contracts regulated by the CFTC for (i) bona fide hedging purposes within the meaning of the rules of the CFTC and (ii) for other purposes if, as a result, no more than 5% of the Fund's net assets would be invested in initial margin and premiums (excluding amounts "in-the-money") required to establish the contracts.

     (4) The Fund may lend securities from its portfolio to approved brokers, dealers and financial institutions, to the extent permitted under the 1940 Act, including the rules, regulations and exemptions thereunder, which currently limit such activities to one-third of the value of the Fund's total assets (including the value of the collateral received). Any such loans of portfolio securities will be fully collateralized based on values that are marked-to-market daily.

     (5) The Fund may not make investments for the purpose of exercising control or management, provided that this restriction does not limit the Fund's investments in securities of other investment companies or investments in entities created under the laws of foreign countries to facilitate investment in securities of that country.

     (6) The Fund may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions).

     (7) The Fund may sell securities short, whether or not it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (short sales "against the box").

     General
     -------

     Notwithstanding the foregoing policies, any other investment companies in which the Fund may invest have adopted their own investment policies, which may be more or less restrictive than those listed above, thereby allowing the Fund to participate in certain investment strategies indirectly that are prohibited under the fundamental and non-fundamental investment policies listed above.

ADDITIONAL PERMITTED INVESTMENT ACTIVITIES AND ASSOCIATED RISKS

     Set forth below are descriptions of certain investments and additional investment policies for the Fund. Not all Funds participate in all of the investment practices described below. For purposes of monitoring the investment policies and restrictions of the Fund (with the exception of the loans of portfolio securities policy described below), the amount of any securities lending collateral held by the Fund will be excluded in calculating total assets.

     Bank Obligations
     ----------------

     The Fund may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign branches of domestic banks, foreign subsidiaries of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by the Fund which invests only in debt obligations of domestic issuers. Such risks include possible future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities and the possible seizure or nationalization of foreign deposits. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation ("FDIC"). Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

     Borrowing
     ---------

     The Fund may borrow money for temporary or emergency purposes, including the meeting of redemption requests. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, the Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales. Reverse repurchase agreements, short sales not against the box, dollar roll transactions and other similar investments that involve a form of leverage have characteristics similar to borrowings but are not considered borrowings if the Fund maintains a segregated account.

     Commercial Paper
     ----------------

     The Fund may invest in commercial paper (including variable amount master demand notes) which refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations which permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. Investments by the Fund in commercial paper (including variable rate demand notes and variable rate master demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions, as well as similar instruments issued by government agencies and instrumentalities) will consist of issues that are rated in one of the two highest rating categories by a Nationally Recognized Ratings Organization ("NRRO"). Commercial paper may include variable- and floating-rate instruments.

     Convertible Securities
     ----------------------

     The Fund may invest in convertible securities that provide current income and that have a strong earnings and credit record. The Fund may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same issuer. Convertible securities, while usually subordinate to similar nonconvertible securities, are senior to common stocks in an issuer's capital structure. Convertible securities offer flexibility by providing the investor with a steady income stream (which generally yield a lower amount than similar nonconvertible securities and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Fluctuations in the convertible security's price can reflect changes in the market value of the common stock or changes in market interest rates.

     Custodial Receipts for Treasury Securities
     ------------------------------------------

     The Fund may purchase participations in trusts that hold U.S. Treasury securities (such as TIGRs and CATS) or other obligations where the trust participations evidence ownership in either the future interest payments or the future principal payments on the obligations. These participations are normally issued at a discount to their "face value," and can exhibit greater price volatility than ordinary debt securities because of the way in which their principal and interest are returned to investors.

     Derivative Securities: Futures and Options Contracts
     ----------------------------------------------------

     Futures and options contracts are types of "derivative securities," securities which derive their value, at least in part, from the price of another security or asset, or the level of an index or a rate. As is described in more detail below, the Fund often invests in these securities as a "hedge" against fluctuations in the value of the other securities in that Fund's portfolio, although the Fund may also invest in certain derivative securities for investment purposes only.

     While derivative securities are useful for hedging and investment, they also carry additional risks. A hedging policy may fail if the correlation between the value of the derivative securities and the other investments in the Fund's portfolio does not follow the Advisor's expectations. If the Advisor's expectations are not met, it is possible that the hedging strategy will not only fail to protect the value of the Fund's investments, but the Fund may also lose money on the derivative security itself. Also, derivative securities are more likely to experience periods when they will not be readily tradable. If, as a result of such illiquidity, the Fund cannot settle a future or option contract at the time the Advisor determines is optimal, the Fund may lose money on the investment. Additional risks of derivative securities include: the risk of the disruption of the Fund's ability to trade in derivative securities because of regulatory compliance problems or regulatory changes; credit risk of counterparties to derivative contracts; and market risk (i.e., exposure to adverse price changes).

     The Advisor uses a variety of internal risk management procedures to ensure that derivatives use is consistent with the Fund's investment objectives, does not expose the Fund to undue risk and is closely monitored. These procedures include providing periodic reports to the Board of Trustees concerning the use of derivatives.

     The use of derivatives by the Fund also is subject to broadly applicable investment policies. For example, the Fund may not invest more than a specified percentage of its assets in "illiquid securities," including those derivatives that do not have active secondary markets. Nor may the Fund use certain derivatives without establishing adequate "cover" in compliance with the U.S. Securities and Exchange Commission ("SEC") rules limiting the use of leverage.

     Futures Contracts. The Fund may trade futures contracts and options on futures contracts. A futures transaction involves a firm agreement to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the only credit risk on futures contracts is the creditworthiness of the exchange.

     The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker when the parties enter into the contract. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of the broker that holds the margin on behalf of the Fund, the Fund may not receive a full refund of its margin.

     Although the Fund intend to purchase or sell futures contracts only if there is an active market for such contracts, a liquid market may not exist for a particular contract at a particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contracts prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subject the Fund to substantial losses. If it is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund may be required to pay additional variation margin until the position is closed.

     The Fund may also purchase options on futures contracts. See "Options Trading" below.

     Foreign Currency Futures Contracts and Foreign Currency Transactions. The Fund may invest in foreign currency futures contracts and foreign currency transactions which entail the same risks as other futures contracts as described above, but have the additional risks associated with international investing (see "Foreign Obligations and Securities" below). Similar to other futures contracts, a foreign currency futures contract is an agreement for the future delivery of a specified currency at a specified time and at a specified price, will be secured by margin deposits, are regulated by the CFTC and are traded on designated exchanges. A Fund will incur brokerage fees when it purchases and sells futures contracts.

     The Fund may invest in foreign currency transactions. Foreign currency transactions, such as forward foreign currency exchange contracts, are also contracts for the future delivery of a specified currency at a specified time and at a specified price. These transactions differ from futures contracts in that they are usually conducted on a principal basis instead of through an exchange, and therefore there are no brokerage fees, margin deposits are negotiated between the parties, and the contracts are settled through different procedures. The Advisor, considers on an ongoing basis the creditworthiness of the institutions with which the Fund enters into foreign currency transactions. Despite these differences, however, foreign currency futures contracts and foreign currency transactions (together, "Currency Futures") entail largely the same risks, and therefore the remainder of this section will describe the two types of securities together.

     Because the Fund may invest in securities denominated in currencies other than the U.S. dollar and may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, they may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. Changes in foreign currency exchange rates influence values within the Fund from the perspective of U.S. investors. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. The international balance of payments and other economic and financial conditions, government intervention, speculation and other factors affect these forces.

     A Fund will purchase and sell Currency Futures in order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions. If a fall in exchange rates for a particular currency is anticipated, the Fund may sell a Currency Future as a hedge. If it is anticipated that exchange rates will rise, the Fund may purchase a Currency Future to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These Currency Futures will be used only as a hedge against anticipated currency rate changes. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The use of Currency Futures involves the risk of imperfect correlation between movements in futures prices and movements in the price of currencies which are the subject of the hedge. The successful use of Currency Futures strategies also depends on the ability of the Advisor to correctly forecast interest rate movements, currency rate movements and general stock market price movements. There can be no assurance that the Advisor's judgment will be accurate. The use of Currency Futures also exposes the Fund to the general risks of investing in futures contracts: the risk of an illiquid market for the Currency Futures, the risk of exchange-imposed trading limits, and the risk of adverse regulatory actions. Any of these events may cause the Fund to be unable to hedge its securities, and may cause the Fund to lose money on its Currency Futures investments.

     The Fund may also purchase options on Currency Futures. See "Options Trading" below.

     Options Trading. The Fund may purchase or sell options on individual securities or options on indices of securities. The purchaser of an option risks a total loss of the premium paid for the option if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. The seller of an option, on the other hand, will recognize the premium as income if the option expires unrecognized but foregoes any capital appreciation in excess of the exercise price in the case of a call option and may be required to pay a price in excess of current market value in the case of a put option.

     A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the option to buy, the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

     The Fund will write call options that are "covered" or "uncovered." In the case of a call option on a security or currency, the option is "covered" if the Fund owns the instrument underlying the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or, if additional cash consideration is required, cash, U.S. Government securities or other liquid high grade debt obligations, in such amount are held in a segregated account by the Fund's custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian a diversified portfolio of securities comprising the index or liquid assets equal to the contract value. A call option is also covered if the Fund holds an offsetting call on the same instrument or index as the call written. The Fund will write put options they are "secured" by liquid assets maintained in a segregated account by the Fund's custodian in an amount not less than the exercise price of the option at all times during the option period.

     The Fund may buy put and call options and write covered call and secured put options. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. Purchasing options is a specialized investment technique that entails a substantial risk of a complete loss of the amounts paid as premiums to the writer of the option. If the Advisor is incorrect in its forecast of market value or other factors when writing options, the Fund would be in a worse position than it would have been had if it had not written the option. If the Fund wishes to sell an underlying instrument (in the case of a covered call option) or liquidate assets in a segregated account (in the case of a secured put option), the Fund must purchase an offsetting option if available, thereby incurring additional transactions costs.

     Below is a description of some of the types of options in which the Fund may invest.

     A stock index option is an option contract whose value is based on the value of a stock index at some future point in time. Stock indexes fluctuate with changes in the market values of the stocks included in the index. The effectiveness of purchasing or writing stock index options will depend upon the extent to which price movements in the Fund's investment portfolio correlate with price movements of the stock index selected. Accordingly, successful use by the Fund of options on stock indexes will be subject to the Advisor's ability to correctly analyze movements in the direction of the stock market generally or of particular industry or market segments. When the Fund writes an option on a stock index, the Fund will place in a segregated account with the Fund's custodian cash or liquid securities in an amount at least equal to the market value of the underlying stock index and will maintain the account while the option is open or otherwise will cover the transaction.

     The Fund may invest in stock index futures contracts and options on stock index futures contracts. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Stock index futures contracts may be purchased to protect the Fund against an increase in the prices of stocks that Fund intends to purchase. The purchase of options on stock index futures contracts are similar to other options contracts as described above, where the Fund pays a premium for the option to purchase or sell a stock index futures contract for a specified price at a specified date. With options on stock index futures contracts, the Fund risks the loss of the premium paid for the option. The Fund may also invest in interest-rate futures contracts and options on interest-rate futures contracts. These securities are similar to stock index futures contracts and options on stock index futures contracts, except they derive their price from an underlying interest rate rather than a stock index.

     Interest-rate and index swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments for fixed-rate payments). Index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index of securities. Interest-rate swaps involve the exchange by the Fund with another party of cash flows based upon the performance of a specified interest rate. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Fund will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the Fund enters into a swap, it will maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. The risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Fund may not receive net amount of payments that the Fund contractually is entitled to receive.

     Future Developments. The Fund may take advantage of opportunities in the areas of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund would provide appropriate disclosure in its Prospectus or this SAI.

     Dollar Roll Transactions
     ------------------------

     The Fund may enter into "dollar roll" transactions wherein the Fund sells fixed income securities, typically mortgage-backed securities, and makes a commitment to purchase similar, but not identical, securities at a later date from the same party. Like a forward commitment, during the roll period no payment is made for the securities purchased and no interest or principal payments on the security accrue to the purchaser, but the Fund assumes the risk of ownership. A Fund is compensated for entering into dollar roll transactions by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like other when-issued securities or firm commitment agreements, dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. In the event the buyer of securities from the Fund under a dollar roll transaction becomes insolvent, the Fund's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The Fund will engage in roll transactions for the purpose of acquiring securities for its portfolio and not for investment leverage.

     Emerging Market Securities
     --------------------------

     The Fund may invest in equity securities of companies in "emerging markets." The Fund consider countries with emerging markets to include the following: (i) countries with an emerging stock market as defined by the International Finance Corporation; (ii) countries with low- to middle-income economies according to the International Bank for Reconstruction and Development (more commonly referred to as the World Bank); and (iii) countries listed in World Bank publications as developing. The Advisor may invest in those emerging markets that have a relatively low gross national product per capita, compared to the world's major economies, and which exhibit potential for rapid economic growth. The Advisor believes that investment in equity securities of emerging market issuers offers significant potential for long-term capital appreciation.

     Equity securities of emerging market issuers may include common stock, preferred stocks (including convertible preferred stocks) and warrants; bonds, notes and debentures convertible into common or preferred stock; equity interests in foreign investment funds or trusts and real estate investment trust securities. The Fund may invest in American Depositary Receipts ("ADRs"), Canadian Depositary Receipts ("CDRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and International Depositary Receipts ("IDRs") of such issuers.

     Emerging market countries include, but are not limited to: Argentina, Brazil, Chile, China, the Czech Republic, Columbia, Ecuador, Greece, Hong Kong, Indonesia, India, Malaysia, Mexico, the Philippines, Poland, Portugal, Peru, Russia, Singapore, South Africa, Thailand, Taiwan and Turkey. A company is considered in a country, market or region if it conducts its principal business activities there, namely, if it derives a significant portion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed therein or has at least 50% of its assets situated in such country, market or region.

     There are special risks involved in investing in emerging-market countries. Many investments in emerging markets can be considered speculative, and their prices can be much more volatile than in the more developed nations of the world. This difference reflects the greater uncertainties of investing in less established markets and economies. The financial markets of emerging markets countries are generally less well capitalized and thus securities of issuers based in such countries may be less liquid. Most are heavily dependent on international trade, and some are especially vulnerable to recessions in other countries. Many of these countries are also sensitive to world commodity prices. Some countries may still have obsolete financial systems, economic problems or archaic legal systems. The currencies of certain emerging market countries, and therefore the value of securities denominated in such currencies, may be more volatile than currencies of developed countries. In addition, many of these nations are experiencing political and social uncertainties.

     Floating- and Variable-Rate Obligations
     ---------------------------------------

     The Fund may purchase floating- and variable-rate obligations such as demand notes and bonds. Variable-rate demand notes include master demand notes that are obligations that permit the Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. The issuer of such obligations ordinarily has a right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.

     There generally is no established secondary market for these obligations because they are direct lending arrangements between the lender and borrower. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Fund may invest in obligations which are not so rated only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which such Fund may invest. The Advisor, on behalf of the Fund, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in such Fund's portfolio. Floating- and variable-rate instruments are subject to interest-rate and credit risk.

     The floating- and variable-rate instruments that the Fund may purchase include certificates of participation in such instruments.

     Foreign Obligations and Securities
     ----------------------------------

     The Fund may invest in foreign securities through American Depositary Receipts ("ADR"s), Canadian Depositary Receipts ("CDR"s), European Depositary Receipts ("EDR"s), International Depositary Receipts ("IDR"s) and Government Depositary Receipts ("GDR"s) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. stock exchange, and CDRs are receipts typically issued by a Canadian bank or trust company that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR. EDRs and IDRs are receipts typically issued by European banks and trust companies, and GDRs are receipts issued by either a U.S. or non-U.S. banking institution, that evidence ownership of the underlying foreign securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and IDRs in bearer form are designed primarily for use in Europe.

     For temporary defensive purposes, Funds may invest in fixed income securities of non-U.S. governmental and private issuers. Such investments may include bonds, notes, debentures and other similar debt securities, including convertible securities.

     Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign tax laws, and there is a possibility of expropriation or confiscatory taxation, political, social and monetary instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

    Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

    Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions
    ----------------------------------------------------------------------------

    The Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date.

    The Fund will segregate cash, U.S. Government obligations or other high-quality debt instruments in an amount at least equal in value to the Fund's commitments to purchase when-issued securities. If the value of these assets declines, the Fund will segregate additional liquid assets on a daily basis so that the value of the segregated assets is equal to the amount of such commitments.

    Illiquid Securities
    -------------------

    The Fund may invest in securities not registered under the Securities Act of 1933, as amended (the "1933 Act") and other securities subject to legal or other restrictions on resale. Illiquid securities may be difficult to sell promptly at an acceptable price. Delay or difficulty in selling securities may result in a loss or be costly to the Fund.

    Initial Public Offerings
    ------------------------

    The Fund may also invest in smaller companies and initial public offerings which typically have additional risks including more limited product lines, markets and financial resources than larger, more seasoned companies and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. The Fund's ability to invest in foreign companies may expose shareholders to additional risks. Foreign stock markets tend to be more volatile than the U.S. market due to greater economic and political instability in some countries.

    Loans of Portfolio Securities
    -----------------------------

    The Fund may lend its portfolio securities pursuant to guidelines approved by the Board of Trustees of the Trust to brokers, dealers and financial institutions, provided: (1) the loan is secured continuously by collateral consisting of cash, securities of the U.S. Government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank organized under the laws of the United States, organized under the laws of a State, or a foreign bank that has filed an agreement with the Federal Reserve Board to comply with the same rules and regulations applicable to U.S. banks in securities credit transactions, and such collateral being maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned plus any accrued interest or dividends; (2) the Fund may at any time call the loan and obtain the return of the securities loaned upon sufficient prior notification; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed the limits established by the 1940 Act.

     A Fund will earn income for lending its securities because cash collateral pursuant to these loans will be invested subject to the investment objectives, principal investment strategies and policies of the Fund. In connection with lending securities, the Fund may pay reasonable finders, administrative and custodial fees. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral. In either case, the Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. A Fund may pay a portion of the interest or fees earned from securities lending to a borrower or securities lending agent. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, the Advisor, or the Distributor.

     Wells Fargo Bank Minnesota, N.A. ("WFB MN"), a custodian of Fund assets, acts as Securities Lending Agent for the Fund, subject to the overall supervision of the Fund's investment advisor. Pursuant to an exemptive order granted by the Securities and Exchange Commission, WFB MN is entitled to receive a portion of the revenues generated by securities lending activities as compensation for its services in this regard.

     Money Market Instruments and Temporary Investments
     --------------------------------------------------

     The Fund may invest in the following types of high quality money market instruments that have remaining maturities not exceeding one year: (i) U.S. Government obligations; (ii) negotiable certificates of deposit, bankers' acceptances and fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moodys or "A-1" or "A-1--" by S&P, or, if unrated, of comparable quality as determined by the Advisor; and (iv) repurchase agreements. The Fund also may invest in short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that at the time of investment: (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world as determined on the basis of assets; (iii) have branches or agencies in the United States; and (iv) in the opinion of the

Advisor, are of comparable quality to obligations of U.S. banks which may be purchased by the Fund.

     Letters of Credit. Certain of the debt obligations (including certificates of participation, commercial paper and other short-term obligations) which the Fund may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the Advisor, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

     Repurchase Agreements. The Fund may enter into repurchase agreements, wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed upon time and price. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized at 102% based on values that are marked to market daily. The maturities of the underlying securities in a repurchase agreement transaction may be greater than twelve months, although the maximum term of a repurchase agreement will always be less than twelve months. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

     The Fund may not enter into a repurchase agreement with a maturity of more than seven days, if, as a result, more than 15% of the Fund's net assets would be invested in repurchase agreements with maturities of more than seven days and illiquid securities. A Fund will only enter into repurchase agreements with primary broker/dealers and commercial banks that meet guidelines established by the Board of Trustees and that are not affiliated with the investment Advisor. The Fund may participate in pooled repurchase agreement transactions with other funds advised by the Advisor.

     Other Investment Companies
     --------------------------

     The Fund may invest in shares of other investment companies, up to the limits prescribed in Sections 12(d)(1)(A) and (B) of the 1940 Act. Other investment companies in which the Fund invest can be expected to charge fees for operating expenses such as investment advisory and administration fees, that would be in addition to those charged by the Fund.

     Closed-End Investment Companies
     -------------------------------

     The Fund may invest in the securities of closed-end investment companies that invest primarily in foreign securities. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Fund to invest in certain markets. The Fund will invest in such companies when, in the Advisor's judgment, the potential benefits of the investment justify the payment of any applicable premium or sales charge. Other investment companies incur their own fees and expenses.

     Participation Interests
     -----------------------

     The Fund may purchase participation interests in loans or instruments in which the Fund may invest directly that are owned by banks or other institutions. A participation interest gives the Fund an undivided proportionate interest in a loan or instrument. Participation interests may carry a demand feature permitting the holder to tender the interests back to the bank or other institution. Participation interests, however, do not provide the Fund with any right to enforce compliance by the borrower, nor any rights of set-off against the borrower and the Fund may not directly benefit from any collateral supporting the loan in which it purchased a participation interest. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation interest.

     Privately Issued Securities
     ---------------------------

     The Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund. Privately issued or Rule 144A securities that are determined by the investment Advisor to be "illiquid" are subject to the Fund's policy of not investing more than 15% of its net assets in illiquid securities. The investment Advisor, under guidelines approved by Board of Trustees of the Trust, will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase by the Fund on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

     Reverse Repurchase Agreements
     -----------------------------

     The Fund may enter into reverse repurchase agreements (an agreement under which the Fund sells its portfolio securities and agrees to repurchase them at an agreed-upon date and price). At the time the Fund enters into a reverse repurchase agreement it will place in a segregated custodial account liquid assets such as U.S. Government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund are obligated to repurchase the securities. Reverse repurchase agreements may be viewed as a form of borrowing.

     Short Sales
     -----------

     A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be. Short sales "against the box" means that the Fund owns the securities, which are placed in a segregated account until the transaction is closed out.

     The value of securities of any issuer in which a Fund maintains a short position that is not "against the box" may not exceed the lesser of 5% of the value of the Fund's net assets or 5% of the securities of such class of the issuer. A Fund's ability to enter into short sales transactions is limited by the requirements of the Investment Company Act of 1940 (the "1940 Act").

     Short sales by a Fund that are not made "against the box" create opportunities to increase the Fund's return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund's net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

     If a Fund makes a short sale "against the box," the Fund would not immediately deliver the securities sold an would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund's decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position.

     In view of the Securities and Exchange Commission ("SEC"), a short sale involves the creation of a "senior security" as such term is defined in the 1940 Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Fund's obligation to deliver the securities sold short is "covered" by segregating (not with the broker) cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

     To avoid limitations under the 1940 Act on borrowing by investment companies, short sales by each Fund will be "against the box," or the Fund's obligation to deliver the securities sold short will be "covered" by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

     Small Company Securities
     ------------------------

     Investments in small capitalization companies carry greater risk than investments in larger capitalization companies. Smaller capitalization companies generally experience higher growth rates and higher failure rates than do larger capitalization companies; and the trading volume of smaller capitalization companies' securities is normally lower than that of larger capitalization companies and, consequently, generally has a disproportionate effect on market price (tending to make prices rise more in response to buying demand and fall more in response to selling pressure).

     Securities owned by the Fund that are traded in the over-the-counter market or on a regional securities exchange may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by the Fund of a portfolio security, to meet redemption requests by other investors or otherwise, may require the Fund to sell these securities at a discount from market prices, to sell during periods when disposition is not desirable, or to make many small sales over a lengthy period of time.

     Investment in small, unseasoned issuers generally carry greater risk than is customarily associated with larger, more seasoned companies. Such issuers often have products and management personnel that have not been tested by time or the marketplace and their financial resources may not be as substantial as those of more established companies. Their securities (which the Fund may purchase when they are offered to the public for the first time) may have a limited trading market that can adversely affect their sale by the Fund and can result in such securities being priced lower than otherwise might be the case. If other institutional investors engaged in trading this type of security, the Fund may be forced to dispose of its holdings at prices lower than might otherwise be obtained.

     Synthetic Convertible Securities
     --------------------------------

     Each Fund may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables a Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or Standard & Poor's and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities.

     Unrated Investments
     -------------------

     The Fund may purchase instruments that are not rated if, in the opinion of the Advisor, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by such Fund. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. To the extent the ratings given by Moodys or S&P may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moodys and S&P are more fully described in the SAI Appendix.

     U.S. Government Obligations
     ---------------------------

     The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"). Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury bills and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case investors must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government will provide financial support to its agencies or instrumentalities where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

     Warrants
     --------

     The Fund may invest in warrants. Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. A Fund may only purchase warrants on securities in which the Fund may invest directly.

     Nationally Recognized Ratings Organizations
     -------------------------------------------

     The ratings of Moodys Investors Service, Inc., Standard & Poor's Ratings Group, Division of McGraw Hill, Duff & Phelps Credit Rating Co., Fitch Investors Service, Inc. Thomson Bank Watch and IBCA Inc. represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by the Fund, an issue of debt securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Advisor will consider such an event in determining whether the Fund involved should continue to hold the obligation.

                                  MANAGEMENT

     The following information supplements, and should be read in conjunction with, the section in the Prospectus entitled "Organization and Management of the Funds." The principal occupations during the past five years of the Trustees and principal executive Officers of the Trust are listed below. The address of each, unless otherwise indicated, is 525 Market Street, 12th Floor, San Francisco, CA 94105. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.

                                                 Principal Occupations
Name, Age and Address             Position       During Past 5 Years
---------------------             --------       -------------------
*Robert C. Brown, 69              Trustee        Director, Federal Farm Credit Banks Funding
5038 Kestral Parkway South                       Corporation and Farm Credit System Financial
Sarasota, FL 34231                               Assistance Corporation since February 1993.

                                                 Principal Occupations
Name, Age and Address             Position       During Past 5 Years
---------------------             --------       -------------------
Thomas S. Goho, 58                Trustee        Business Associate Professor, Wake Forest
321 Beechcliff Court                             University, Calloway School of Business and
Winston-Salem, NC  27104                         Accountancy since 1994.

Peter G. Gordon, 58               Trustee        Chairman and Co-Founder of Crystal Geyser
Crystal Geyser Water Co.                         Water Company and President of Crystal Geyser
55 Francisco Street, Suite 410                   Roxane Water Company since 1977.
San Francisco, CA  94133

*W. Rodney Hughes, 74             Trustee        Private Investor.
31 Dellwood Court
San Rafael, CA  94901

*Richard M. Leach, 67             Trustee        President of Richard M. Leach Associates (a
P.O. Box 1888                                    financial consulting firm) since 1992.
New London, NH 03257

*J. Tucker Morse, 56              Trustee        Private Investor/Real Estate Developer;
10 Legare Street                                 Chairman of Vault Holdings, LLC.
Charleston, SC  29401

Timothy J. Penny, 49              Trustee        Senior Counselor to the public relations firm
500 North State Street                           of Himle-Horner since January 1995 and Senior
Waseca, MN 56093                                 Fellow at the Humphrey Institute, Minneapolis,
                                                 Minnesota (a public policy organization) since
                                                 January 1995.

Donald C. Willeke, 60             Trustee        Principal on the law firm of Willeke & Daniels.
201 Ridgewood Avenue
Minneapolis, MN 55403

Michael J. Hogan, 41              President      Executive Vice President of Wells Fargo Bank,
                                                 N.A. since July 1999.  Senior Vice President
                                                 of Wells Fargo Bank, N.A. from April 1997 to
                                                 May 1999.  Vice President of American Express
                                                 Financial Advisors from May 1996 to April
                                                 1997, and Director of American Express
                                                 Financial Advisors from March 1993 to May 1996.

Karla M. Rabusch, 41              Treasurer      Senior Vice President of Wells Fargo Bank,
                                                 N.A., since May 2000.  Vice President of Wells
                                                 Fargo Bank, N.A. from December 1997 to May
                                                 2000.  Prior thereto, Director of Managed
                                                 Assets Investment Accounting of American
                                                 Express Financial Advisors from May 1994 to
                                                 November 1997.

Name, Age and Address             Position       During Past 5 Years
---------------------             --------       -------------------
C. David Messman, 40              Secretary      Vice President and Senior Counsel of Wells
                                                 Fargo Bank, N.A. since January 1996.  Prior
                                                 thereto, Branch Chief, Division of Investment
                                                 Management, U.S. Securities and Exchange
                                                 Commission.

     Each of the Trustees and Officers listed above act in the identical capacities for Wells Fargo Variable Trust and Wells Fargo Core Trust (collectively the "Fund Complex"). All of the non-interested Trustees are also members of the Audit and Nominating Committees of the Trust, and of each other trust in the Fund Complex.

     Each Trustee receives an annual retainer (payable quarterly) of $40,000 from the Fund Complex, and also receives a combined fee of $1,000 for attendance at Fund Complex Board meetings, and a combined fee of $250 for attendance at committee meetings. If a committee meeting is held absent a full Board meeting, each attending Trustee will receive a $1,000 combined fee. These fees apply equally for in-person or telephonic meetings, and Trustees are reimbursed for all out-of-pocket expenses related to attending meetings. The Trustees do not receive any retirement benefits or deferred compensation from the Trust or any other member of the Fund Complex. The Trust's officers are not compensated by the Trust for their services. For the period ended September 30, 2000, the Trustees received the following compensation:

                              Compensation Table
                         Year Ended September 30, 2000
                         -----------------------------

     Trustee                                                 Compensation
     -------                                                 ------------
     Robert C. Brown                                            $36,435
     Donald H. Burkhardt*                                       $35,967
     Jack S. Euphrat*                                           $40,837
     Thomas S. Goho                                             $40,837
     Peter G. Gordon                                            $40,837
     W. Rodney Hughes                                           $40,087
     Richard M. Leach                                           $35,435
     J. Tucker Morse                                            $40,087
     Timothy J. Penny                                           $37,185
     Donald C. Willeke                                          $37,185

     * Retired as of December 31, 2000.

     As of the date of this SAI, Trustees and Officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Company.

     Investment Advisor.  Wells Fargo Funds Management, LLC ("Funds Management")
     ------------------
serves as the investment advisor for the Fund. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company, was created and succeeded to the mutual fund advisory responsibilities of Wells Fargo Bank in early 2001. Funds Management is an affiliate of Wells Fargo Bank. As investment advisor, Funds Management is responsible for developing the investment policies and guidelines for the Fund, and for supervising the sub-advisor, who is responsible for the day-to-day portfolio management of the Fund. Funds Management also furnishes to the Trust's Board of Trustees periodic reports on the investment strategies and performance of the Fund.

     As compensation for its advisory services for the Fund, Funds Management is entitled to receive a monthly fee at the annual rate of 1.05% of the Fund's average daily net assets.

     Investment Sub-Advisor.  Wells Fargo has engaged Dresdner RCM Global
     ----------------------
Investors LLC ("Dresdner") to serve as investment sub-advisor to the Specialized Technology Fund. Subject to the direction of the Trust's Board of Trustees and the overall supervision and control of Funds Management and the Trust, Dresdner makes recommendations regarding the investment and reinvestment of the Fund's assets. Dresdner is responsible for the day-to-day management of the Fund. Dresdner furnishes to Funds Management periodic reports on the investment activity and performance of the Fund. Dresdner also furnishes such additional reports and information as Funds Management and the Trust's Board of Trustees and officers may reasonably request.

     As compensation for its sub-advisory services, Dresdner is entitled to receive a monthly fee equal to an annual rate of 1.00% of the Fund's assets under $100 million of the Fund's average daily net assets and 0.75% of the Fund's assets from $100-$500 million, 0.60% of assets from $500-$999.999 million and 0.50% of assets at $1 billion or more. These fees may be paid by Funds Management or directly by the Fund. If the sub-advisory fee is paid directly by the Fund, the compensation paid to Funds Management for advisory fees will be reduced accordingly.

     Administrator.  The Trust has retained Funds Management as Administrator on
     -------------
behalf of the Fund. Under the Administration Agreement between Funds Management and the Trust, Funds Management shall provide as administration services, among other things: (i) general supervision of the Fund's operations, including coordination of the services performed by the Fund's investment advisor, transfer agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel, regulatory compliance, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Fund; and (ii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Trust's officers and Board of Trustees. Funds Management also furnishes office space and certain facilities required for conducting the Fund's business together with ordinary clerical and bookkeeping services. The Administrator is entitled to receive a fee of up to 0.15% of the Fund's average daily net assets on an annual basis.

     Distributor.  Stephens Inc. ("Stephens," the "Distributor"), located at 111
     -----------
Center Street, Little Rock, Arkansas 72201, serves as Distributor for the Fund. The Specialized Technology Fund has adopted a distribution plan (a "Plan") under
Section 12(b) of the 1940 Act and Rule

12b-1 thereunder (the "Rule"). The Plan was adopted by the Trust's Board of Trustees, including a majority of the Trustees who were not "interested persons" (as defined in the 1940 Act) of the Fund and who had no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Non-Interested Trustees").

     Under the Plan and pursuant to the related Distribution Agreement, the Fund pays Stephens up to 0.75% of the average daily net assets as compensation for distribution-related services or as reimbursement for distribution-related expenses.

     The actual fee payable to the Distributor is determined, within such limits, from time to time by mutual agreement between the Trust and the Distributor and will not exceed the maximum sales charges payable by mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD") under the Conduct Rules of the NASD. The Distributor may enter into selling agreements with one or more selling agents (which may include Wells Fargo Bank and its affiliates) under which such agents may receive compensation for distribution-related services from the Distributor, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of Fund shares attributable to their customers. The Distributor may retain any portion of the total distribution fee payable thereunder to compensate it for distribution-related services provided by it or to reimburse it for other distribution-related expenses.

     General.  The Plan will continue in effect from year to year if such
     -------
continuance is approved by a majority vote of both the Trustees of the Trust and the Non-Interested Trustees. Any Distribution Agreement related to the Plan also must be approved by such vote of the Trustees and the Non-Interested Trustees. Such Agreement will terminate automatically if assigned, and may be terminated at any time, without payment of any penalty, by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the Non-Interested Trustees on not more than 60 days' written notice. The Plan may not be amended to increase materially the amounts payable thereunder without the approval of a majority of the outstanding voting securities of the Fund, and no material amendment to the Plan may be made except by a majority of both the Trustees of the Trust and the Non-Interested Trustees.

     The Plan requires that the Treasurer of Trust shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plan. The Rule also requires that the selection and nomination of Trustees who are not "interested persons" of the Trust be made by such disinterested Trustees.

     Custodian.  Wells Fargo Bank Minnesota, N.A. ("Wells Fargo Bank MN"),
     ---------
located at Norwest Center, 6th and Marquette, Minneapolis, Minnesota 55479, acts as custodian for the Fund. The custodian, among other things, maintains a custody account or accounts in the name of the Fund, receives and delivers all assets for the Fund upon purchase and upon sale or maturity, collects and receives all income and other payments and distributions on account of the assets of the Fund and pays all expenses of the Fund. For its services as custodian, Wells Fargo Bank MN is entitled to receive 0.07% of the average daily net assets of the Fund.

     Fund Accountant.  Forum Accounting Services, LLC ("Forum Accounting"),
     ---------------
located at Two Portland Square, Portland, Maine 04101, serves as Fund Accountant for the Fund. For its services as Fund Accountant, Forum Accounting is entitled to receive a monthly base fee from the Fund of $5,000. In addition, Forum Accounting is entitled to receive a fee equal to 0.0025% of the average annual daily net assets of the Fund.

     Transfer and Dividend Disbursing Agent.  Boston Financial Data Services,
     --------------------------------------
Inc. ("BFDS"), located at Two Heritage Drive, Quincy, Massachusetts 02171, acts as Transfer and Dividend Disbursing Agent for the Fund. For providing such services, BFDS is entitled to receive a per-account fee plus transaction fees and certain out-of-pocket costs. BFDS is also entitled to receive a complex-based fee from all the funds or portfolios of the Trust, Wells Fargo Core Trust and Wells Fargo Variable Trust.

     Underwriting Commissions.  Stephens serves as the principal underwriter
     ------------------------
distributing securities of the Fund on a continuous basis. Stephens does not receive commissions in relation to the provision of underwriting services.

     Code of Ethics.  The Fund Complex, the Advisor, the Sub-Advisors and
     --------------
Stephens each have adopted a code of ethics which contains policies on personal securities transactions by "access persons." These policies substantially comply in all material respects with the amendments to Rule 17j-1 under the 1940 Act as set forth in the August 20, 1999 Adopting Release. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or investment adviser; (ii) any employee of a fund or investment adviser (or any company in a control relationship to a fund or investment adviser) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment adviser who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Fund Complex, Advisor, Sub-Advisors and Stephens are on public file with, and are available from, the SEC.

                           PERFORMANCE CALCULATIONS

     The Fund may advertise certain yield and total return information. Quotations of yield and total return reflect only the performance of a hypothetical investment in the Fund or class of shares during the particular time period shown. Yield and total return vary based on changes in the market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its performance to current or prospective shareholders, these figures may also be compared to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

     Performance information for the Fund may be useful in reviewing the performance of such Fund and for providing a basis for comparison with investment alternatives. The performance of the Fund, however, may not be comparable to the performance from investment alternatives because of differences in the foregoing variables and differences in the methods used to value portfolio securities, compute expenses and calculate performance.

     Performance information may be advertised for non-standardized periods, including year-to-date and other periods less than a year for the Fund. Annual and Semi-Annual Reports for the Fund may contain additional performance information, and are available free of charge upon request.

     Average Annual Total Return:  The Fund may advertise certain total return
     ---------------------------
information. As and to the extent required by the SEC, an average annual compound rate of return ("T") is computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment ("P") over a period of years ("n") according to the following formula: P(1+T)/n/=ERV.

     Cumulative Total Return:  In addition to the above performance information,
     -----------------------
the Fund may also advertise the cumulative total return of the Fund. Cumulative total return is based on the overall percentage change in value of a hypothetical investment in the Fund, assuming all Fund dividends and capital gain distributions are reinvested, without reflecting the effect of any sales charge that would be paid by an investor, and is not annualized.

     From time to time and only to the extent the comparison is appropriate for the Fund, the Trust may quote the performance or price-earning ratio of the Fund in advertising and other types of literature as compared to the performance of the S&P Index, the Dow Jones Industrial Average, the Lehman Brothers 20+ Treasury Index, the Lehman Brothers 5-7 Year Treasury Index, Donoghue's Money Fund Averages, Real Estate Investment Averages (as reported by the National Association of Real Estate Investment Trusts), Gold Investment Averages (provided by World Gold Council), Bank Averages (which are calculated from figures supplied by the U.S. League of Savings Institutions based on effective annual rates of interest on both passbook and certificate accounts), average annualized certificate of deposit rates (from the Federal Reserve G-13 Statistical Releases or the Bank Rate Monitor), the Salomon One Year Treasury Benchmark Index, the Consumer Price Index (as published by the U.S. Bureau of Labor Statistics), other managed or unmanaged indices or performance data of bonds, municipal securities, stocks or government securities (including data provided by Ibbotson Associates), or by other services, companies, publications or persons who monitor mutual funds on overall performance or other criteria. The S&P Index and the Dow Jones Industrial Average are unmanaged indices of selected common stock prices. The performance of the Fund also may be compared to that of other mutual funds having similar objectives. This comparative performance could be expressed as a ranking prepared by Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Bloomberg Financial Markets or Morningstar, Inc., independent services which monitor the performance of mutual funds. The Fund' performance will be calculated by relating net asset value per share at the beginning of a stated period to the net asset value of the investment, assuming reinvestment of all gains distributions and dividends paid, at the end of the period. The Fund' comparative performance will be based on a comparison of yields or total return, as reported by Lipper, Survey Publications, Donoghue or Morningstar, Inc.

     Any such comparisons may be useful to investors who wish to compare past performance of the Fund with that of competitors. Of course, past performance cannot be a guarantee of future results. The Trust also may include, from time to time, a reference to certain marketing approaches of the Distributor, including, for example, a reference to a potential shareholder being contacted by a selected broker or dealer. General mutual fund statistics provided by the Investment Company Institute may also be used.

     The Trust also may use the following information in advertisements and other types of literature, only to the extent the information is appropriate for the Fund: (i) the Consumer Price Index may be used to assess the real rate of return from an investment in the Fund; (ii) other government statistics, including, but not limited to, The Survey of Current Business, may be used to illustrate investment attributes of the Fund or the general economic, business, investment, or financial environment in which the Fund operates; (iii) the effect of tax-deferred compounding on the investment returns of the Fund, or on returns in general, may be illustrated by graphs, charts, etc., where such graphs or charts would compare, at various points in time, the return from an investment in the Fund (or returns in general) on a tax-deferred basis (assuming reinvestment of capital gains and dividends and assuming one or more tax rates) with the return on a taxable basis; and (iv) the sectors or industries in which the Fund invests may be compared to relevant indices of stocks or surveys (e.g., S&P Industry Surveys) to evaluate the Fund's historical performance or current or potential value with respect to the particular industry or sector.

     In addition, the Trust also may use, in advertisements and other types of literature, information and statements: (1) showing that bank savings accounts offer a guaranteed return of principal and a fixed rate of interest, but no opportunity for capital growth; and (2) describing Wells Fargo Bank, and its affiliates and predecessors, as one of the first investment managers to advise investment accounts using asset allocation and index strategies. The Trust also may include in advertising and other types of literature information and other data from reports and studies prepared by the Tax Foundation, including information regarding federal and state tax levels and the related "Tax Freedom Day."

     The Trust also may discuss in advertising and other types of literature that the Fund has been assigned a rating by an NRRO, such as Standard & Poor's Corporation. Such rating would assess the creditworthiness of the investments held by the Fund. The assigned rating would not be a recommendation to purchase, sell or hold the Fund's shares since the rating would not comment on the market price of the Fund's shares or the suitability of the Fund for a particular investor. In addition, the assigned rating would be subject to change, suspension or withdrawal as a result of changes in, or unavailability of, information relating to the Fund or its investments. The Trust may compare the Fund's performance with other investments which are assigned ratings by NRROs. Any such comparisons may be useful to investors who wish to compare the Fund's past performance with other rated investments.

                       DETERMINATION OF NET ASSET VALUE

     Net asset value per share for the Fund is determined as of the close of regular trading (currently 1:00 p.m. (Pacific time), 3:00 p.m. (Central time), 4:00 p.m. (Eastern time)) on each day the New York Stock Exchange ("NYSE") is open for business. Expenses and fees, including Advisory fees, are accrued daily and are taken into account for the purpose of determining the net asset value of the Fund's shares.

     Securities of the Fund for which market quotations are available are valued at latest prices. Any security for which the primary market is an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the latest bid price quoted on such day. If the values reported on a foreign exchange are materially affected by events occurring after the close of the foreign exchange, assets may be valued by a method that the Board of Trustees believes accurately reflects fair value. In the case of other securities, including U.S. Government securities but excluding money market instruments maturing in 60 days or less, the valuations are based on latest quoted bid prices. Money market instruments and debt securities maturing in 60 days or less are valued at amortized cost. The assets of the Fund, other than money market instruments or debt securities maturing in 60 days or less, are valued at latest quoted bid prices. Futures contracts will be marked to market daily at their respective settlement prices determined by the relevant exchange. Prices may be furnished by a reputable independent pricing service approved by the Trust's Board of Trustees. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. All other securities and other assets of the Fund for which current market quotations are not readily available are valued at fair value as determined in good faith by the Trust's Board of Trustees and in accordance with procedures adopted by the Trustees.

     Foreign portfolio securities are generally valued on the basis of quotations from the primary market in which they are traded. However, if, in the judgment of the Board of Trustees, a security's value has been materially affected by events occurring after the close of the exchange or the market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used to determine its value.

                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares may be purchased on any day the Fund is open for business. The Fund is open for business each day the NYSE is open for trading (a "Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day (each a "Holiday"). When any Holiday falls on a weekend, the NYSE typically is closed on the weekday immediately before or after such Holiday.

     Payment for shares may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Fund. For further information about this form of payment please contact Stephens. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receives satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other matters relating to the securities.

     Under the 1940 Act, the Fund reserves the right to reject any purchase orders, and may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings, or during which trading is restricted, or during which as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such periods as the SEC may permit. The Trust may suspend redemption rights or postpone redemption payments for such periods as are permitted under the 1940 Act. The Trust may also redeem shares involuntarily or make payment for redemption in securities or other property if it appears appropriate to do so in light of the Trust's responsibilities under the 1940 Act. In addition, the Trust may redeem shares involuntarily to reimburse the Fund for any losses sustained by reason of the failure of a shareholders to make full payment for shares purchased or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to shares of the Fund as provided from time to time in the Prospectus.

                            PORTFOLIO TRANSACTIONS

     Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or Wells Fargo Securities Inc. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

     Purchases and sales of non-equity securities are usually principal transactions. Non-equity securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Each of the Funds also may purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities are traded on a net basis and do not involve brokerage commissions. The cost of executing non-equity securities transactions consists primarily of dealer spreads and underwriting commissions. Under the 1940 Act, persons affiliated with Wells Fargo Variable Trust are prohibited from dealing with Wells Fargo Variable Trust as principals in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

     Wells Fargo Variable Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by Wells Fargo Variable Trust's Board of Trustees, Funds Management, as advisor, is responsible for each Fund's portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of Wells Fargo Variable Trust to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. Funds Management generally seeks reasonably competitive spreads or commissions.

     In assessing the best overall terms available for any transaction, Funds Management considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. As a result, the Fund may pay a broker/dealer which furnishes brokerage and research services a higher commission than that which may be charged by another broker/dealer for effecting the same transaction. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by Funds Management and does not reduce the advisory fees payable by a Fund. The Board of Trustees will periodically review the commissions paid by each Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised.

     Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     Under Section 28(e) of the Securities Exchange Act of 1934, an advisor shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of
Section 28(e), an advisor must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts as to which it exercises investment discretion and that the services provided by a broker provide an advisor with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.

     Broker/dealers may furnish statistical, research and other information or services which are deemed to be beneficial to the Fund's investment programs. Research services received from brokers supplement the advisors' own research and may include the following types of information: statistical and background information on industry groups and individual companies; forecasts and interpretations with respect to U.S. and foreign economies, securities, market, specific industry groups and individual companies; information on political developments; portfolio management strategies; performance information on securities and information concerning prices of securities; and information supplied by specialized services with respect to the performance, investment activities and fees and expenses of other mutual funds. Such information may be communicated electronically, orally or in written form. Research services may also include the providing of equipment used to communicate research information, the arranging of meetings with management of companies and the providing of access to consultants who supply research information.

     The outside research assistance may be useful, since the brokers utilized by the Fund may follow a broader universe of securities and other matters than the staff of Funds Management can follow. In addition, this research may provide Funds Management with a diverse perspective on financial markets. Research services which are provided to Funds Management by brokers are available for the benefit of all accounts managed or advised by Funds Management. It is the opinion of Wells Fargo Bank that this material is beneficial in supplementing their research and analysis; and, therefore, it may benefit the Funds by improving the qualify of Funds

Management's investment advice. The advisory fees paid by the Funds are not reduced because Funds Management may receive such services.

     Portfolio Turnover.  The portfolio turnover rate is not a limiting factor
     ------------------
when sub-advisor deem portfolio changes appropriate. Changes may be made in the portfolios consistent with the investment objectives and policies of the Fund whenever such changes are believed to be in the best interests of the Fund and their shareholders. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund's portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. Portfolio turnover generally involves some expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and the reinvestment in other securities. Portfolio turnover also can generate short-term capital gain tax consequences.

                                 FUND EXPENSES

     From time to time, Wells Fargo Bank and Stephens may waive fees from the Fund in whole or in part. Any such waiver will reduce expenses and, accordingly, have a favorable impact on the Fund's performance.

     Except for the expenses borne by Wells Fargo Bank and Stephens, the Trust bears all costs of its operations, including the compensation of its Trustees who are not affiliated with Stephens or Wells Fargo Bank or any of their affiliates; Advisory, shareholder servicing and administration fees; payments pursuant to any Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a Plan), shareholders' reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of the Fund; expenses of shareholders' meetings; expenses relating to the issuance, registration and qualification of the Fund's shares; pricing services, and any extraordinary expenses. Expenses attributable to the Fund are charged against Fund assets. General expenses of the Trust are allocated among all of the funds of the Trust, including the Fund, in a manner proportionate to the net assets of the Fund, on a transactional basis, or on such other basis as the Trust's Board of Trustees deems equitable.

                             FEDERAL INCOME TAXES

     The following information supplements and should be read in conjunction with the Prospectus section entitled "Taxes." The Prospectus of the Fund generally describes the tax treatment of distributions by the Fund. This section of the SAI includes additional information concerning federal income taxes.

     General.  The Trust intends to continue to qualify the Fund as a regulated
     -------
investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as long as such qualification is in the best interests of the Fund's shareholders. The Fund will be treated as a separate entity for federal income tax purposes. Thus, the provisions of the Code applicable to regulated investment companies generally will be applied separately to the Fund, rather than to the Trust as a whole. In addition, capital gains, net investment income, and operating expenses will be determined separately for the Fund. As a regulated investment company, the Fund will not be taxed on its net investment income and capital gain distributed to its shareholders.

     Qualification as a regulated investment company under the Code requires, among other things, that the Fund derive at least 90% of its annual gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations and the securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

     The Fund must also distribute or be deemed to distribute to their shareholders at least 90% of their net investment income (including, for this purpose, net short-term capital gain) earned in each taxable year. In general, these distributions must actually or be deemed to be made in the taxable year. However, in certain circumstances, such distributions may be made in the 12 months following the taxable year. Furthermore, distributions declared in October, November or December of one taxable year and paid by January 31 of the following taxable year will be treated as paid by December 31 of the first taxable year. The Fund intend to pay out substantially all of their net investment income and net realized capital gains (if any) for each year.

     Excise Tax.  A 4% nondeductible excise tax will be imposed on the Fund
     ----------
(other than to the extent of its tax-exempt interest income) to the extent it does not meet certain minimum distribution requirements by the end of each calendar year. The Fund intends to actually or be deemed to distribute substantially all of its net investment income and net capital gains by the end of each calendar year and, thus, expects not to be subject to the excise tax.

     Taxation of Fund Investments.  Except as provided herein, gains and losses
     ----------------------------
on the sale of portfolio securities by the Fund will generally be capital gains and losses. Such gains and losses will ordinarily be long-term capital gains and losses if the securities have been held by the Fund for more than one year at the time of disposition of the securities.

     Gains recognized on the disposition of a debt obligation (including tax-exempt obligations) purchased by the Fund at a market discount (generally at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of market discount which accrued, but was not previously recognized pursuant to an available election, during the term the Fund held the debt obligation.

     If an option granted by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some realized capital losses may be deferred if they result from a position which is part of a "straddle," discussed below. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, such Fund will subtract the premium received from its cost basis in the securities purchased.

     The amount of any gain or loss realized by the Fund on closing out a regulated futures contract will generally result in a realized capital gain or loss for federal income tax purposes. Regulated futures contracts held at the end of each fiscal year will be required to be "marked to market" for federal income tax purposes pursuant to Section 1256 of the Code. In this regard, they will be deemed to have been sold at market value. Sixty percent (60%) of any net gain or loss recognized on these deemed sales, and sixty percent (60%) of any net realized gain or loss from any actual sales, will generally be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss. Transactions that qualify as designated hedges are excepted from the "mark-to-market" rule and the "60%/40%" rule.

     Under Section 988 of the Code, the Fund generally will recognize ordinary income or loss to the extent that gain or loss realized on the disposition of portfolio securities is attributable to changes in foreign currency exchange rates. In addition, gain or loss realized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, will generally be treated as ordinary income or loss. The Fund will attempt to monitor Section 988 transactions, where applicable, to avoid adverse Federal income tax impact.

     Offsetting positions held by the Fund involving certain financial forward, futures or options contracts may be considered, for tax purposes, to constitute "straddles." "Straddles" are defined to include "offsetting positions" in actively traded personal property. The tax treatment of "straddles" is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256. If the Fund were treated as entering into "straddles" by engaging in certain financial forward, futures or option contracts, such straddles could be characterized as "mixed straddles" if the futures, forwards, or options comprising a part of such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results with respect to the Fund may differ. Generally, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain or ordinary income.

     If the Fund enters into a "constructive sale" of any appreciated position in stock, a partnership interest, or certain debt instruments, the Fund must recognize gain (but not loss) with respect to that position. For this purpose, a constructive sale occurs when the Fund enters into one of the following transactions with respect to the same or substantially identical property: (i) a short sale; (ii) an offsetting notional principal contract; or (iii) a futures or forward contract.

     If the Fund purchases shares in a "passive foreign investment company" ("PFIC"), the Fund may be subject to Federal income tax and an interest charge imposed by the IRS upon certain distributions from the PFIC or the Fund's disposition of its PFIC shares. If the Fund invests in a PFIC, the Fund intends to make an available election to mark-to-market its interest in PFIC shares. Under the election, the Fund will be treated as recognizing at the end of each taxable year the difference, if any, between the fair market value of its interest in the PFIC shares and its basis in such shares. In some circumstances, the recognition of loss may be suspended. The Fund will adjust its basis in the PFIC shares by the amount of income (or loss) recognized. Although such income (or loss) will be taxable to the Fund as ordinary income (or loss) notwithstanding any distributions by the PFIC, the Fund will not be subject to Federal income tax or the interest charge with respect to its interest in the PFIC under the election.

     Foreign Taxes.  Income and dividends received by the Fund from sources
     -------------
within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of non-U.S. corporations, the Fund will be eligible to file an election with the IRS pursuant to which the regulated investment company may pass-through to its shareholders foreign taxes paid by the regulated investment company, which may be claimed either as a credit or deduction by the shareholders. Only the International Equity Fund and International Fund expect to qualify for the election. However, even if the Fund qualifies for the election, foreign taxes will only pass-through to the Fund shareholder if (i) the shareholder holds the Fund shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the shareholder becomes entitled to receive Fund distributions corresponding with the pass-through of the foreign taxes paid by the Fund, and (ii) with respect to foreign source dividends received by the Fund on shares giving rise to foreign tax, the Fund holds the shares for at least 16 days during the 30 day period beginning 15 days prior to the date upon which the Fund becomes entitled to the dividend.

     An individual with $300 or less of creditable foreign taxes generally is exempt from foreign source income and certain other limitations imposed by the Code on claiming a credit for such taxes. The $300 amount is increased to $600 for joint filers.

     Taxation of a Separate Account of a Participating Insurance Company.  Under
     -------------------------------------------------------------------
the Code, the investments of a segregated asset account, such as the separate accounts of the Participating

Insurance Companies, must be "adequately diversified" in order for the holders of the VA Contracts or VLI Policies underlying the account to receive the tax-favored tax treatment generally afforded holders of annuities or life insurance policies.

     In general, the investments of a segregated asset account are considered to be "adequately diversified" only if (i) no more than 55% of the value of the total assets of the account is represented by any one investment; (ii) no more than 70% of the value of the total assets of the account is represented by any two investments; (iii) no more than 80% of the value of the total assets of the account is represented by any three investments; and (iv) no more than 90% of the value of the total assets of the account is represented by any four investments. In general, all securities of the same issuer are treated as a single investment for such purposes. However, Treasury Regulations provide a "look-through rule" with respect to a segregated asset account's investments in a regulated investment company for purposes of the applicable diversification requirements, provided certain conditions are satisfied by the regulated investment company. In particular, if the beneficial interests in the regulated investment company are held by one or more segregated asset accounts of one or more insurance companies, and if public access to such regulated investment company is available exclusively through the purchase of a VA Contract or VLI Policy, then a segregated asset account's beneficial interest in the regulated investment company is not treated as a single investment. Instead, a pro rata portion of each asset of the regulated investment company is treated as an asset of the segregated asset account.

     The Fund intends to satisfy the relevant conditions at all times to enable the corresponding separate accounts to be "adequately diversified." Accordingly, each separate account of the Participating Insurance Companies will be able to treat its interests in the Fund as ownership of a pro rata portion of each asset of the Fund, so that individual holders of the VA Contracts or VLI Policies underlying the separate account will qualify for favorable federal income tax treatment under the Code.

     For information concerning the federal income tax consequences for the holders of VA Contracts and VLI Policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies and should consult their own tax advisors.

     Capital Gain Distributions.  Distributions which are designated by the Fund
     --------------------------
as capital gain distributions will be taxed to shareholders as long-term term capital gain (to the extent such dividends do exceed the Fund's actual net capital gains for the taxable year), regardless of how long a shareholder has held Fund shares. Such distributions will be designated as capital gain distributions in a written notice mailed by the Fund to its shareholders not later than 60 days after the close of the Fund's taxable year.

     Disposition of Fund Shares.  A disposition of Fund shares pursuant to a
     --------------------------
redemption (including a redemption in-kind) or an exchange will ordinarily result in a taxable capital gain or loss, depending on the amount received for the shares (or are deemed to be received in the case of an exchange) and the cost of the shares.

     If a shareholder exchanges or otherwise disposes of Fund shares within 90 days of having acquired such shares and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different regulated investment company, the sales charge previously incurred in acquiring the Fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of the Fund will be disallowed to the extent that substantially identical shares are acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

     If a shareholder receives a designated capital gain distribution (to be treated by the shareholder as a long-term capital gain) with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the designated capital gain distribution. The loss disallowance rules described in this paragraph do not apply to losses realized under a periodic redemption plan.

     Federal Income Tax Rates.  As of the printing of this SAI, the maximum
     ------------------------
individual tax rate applicable to ordinary income is 39.6% (marginal tax rates may be higher for some individuals to reduce or eliminate the benefit of exemptions and deductions); the maximum individual marginal tax rate applicable to net capital gain is 20%; and the maximum corporate tax rate applicable to ordinary income and net capital gain is 35% (marginal tax rates may be higher for some corporations to reduce or eliminate the benefit of lower marginal income tax rates). Naturally, the amount of tax payable by an individual or corporation will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

     Other Matters.  Investors should be aware that the investments to be made
     -------------
by the Fund may involve sophisticated tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Fund will seek to avoid significant noncash income, such noncash income could be recognized by the Fund, in which case the Fund may distribute cash derived from other sources in order to meet the minimum distribution requirements described above.

     The foregoing discussion and the discussions in the Prospectus applicable to each shareholder address only some of the Federal tax considerations generally affecting investments in the Fund. Each investor is urged to consult his or her tax advisor regarding specific questions as to federal, state, local or foreign taxes.

                                 CAPITAL STOCK

     Wells Fargo Variable Trust, an open-end, management investment company, was organized as a Delaware Business Trust on March 10, 1999. As of the date of this SAI, Wells Fargo Variable Trust's Board of Trustees has authorized the issuance of nine series of shares, each representing an unlimited number of beneficial interests and the Board of Trustees may, in the future, authorize the creation of additional investment portfolios.

     All shares of a Fund have equal voting rights and will be voted in the aggregate, and not by series, except where voting by a series is required by law or where the matter involved only affects one series. For example, a change in a Fund's fundamental investment policy would be voted upon only by shareholders of the Fund involved. Additionally, approval of an advisory contract is a matter to be determined separately by Fund. Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the Shareholders of the other investment portfolios to approve the proposal as to those investment portfolios. As used in the Prospectus and in this SAI, the term "majority," when referring to approvals to be obtained from shareholders of the Fund, means the vote of the lesser of (i) 67% of the shares of the Fund represented at a meeting if the shareholders of more than 50% of the outstanding interests of the Fund are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The term "majority," when referring to the approvals to be obtained from shareholders of Wells Fargo Variable Trust as a whole, means the vote of the lesser of (i) 67% of Wells Fargo Variable Trust's shares represented at a meeting if the shareholders of more than 50% of Wells Fargo Variable Trust's outstanding shares are present in person or by proxy, or
(ii) more than 50% of Wells Fargo Variable Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Wells Fargo Variable Trust may dispense with an annual meeting of shareholders in any year in which it is not required to elect Trustees under the 1940 Act. However, Wells Fargo Variable Trust has undertaken to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the shareholders of at least 10% of Wells Fargo Variable Trust's outstanding voting shares, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

     Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of Wells Fargo Variable Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

     Shareholders are not entitled to any preemptive rights. All shares, when issued as described in the Prospectus, will be fully paid and non-assessable by Wells Fargo Variable Trust.

     Set forth below is the name, address and share ownership of each person known by the Trust to have beneficial or record ownership of 5% or more of the voting securities of a Fund as a whole.

                       5% OWNERSHIP AS OF [MAY 1, 2001]

                                      Name and                      Type of            Percentage
       Fund                           Address                      Ownership            of Class
       ----                           -------                      ---------            --------
Specialized                [Stephens Inc.                          [Record]              [100%]
Technology Fund            111 Center Street, Suite 300
                           Little Rock, AR 72201]

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class (or Fund), or is identified as the holder of record of more than 25% of a class (or Fund) and has voting and/or investment powers, it may be presumed to control such class (or Fund).

                                     OTHER

     The Trust's Registration Statement, including the Prospectus and SAI for the Fund and the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C. Statements contained in the Prospectus or the SAI as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                                    COUNSEL

     Morrison & Foerster LLP, 2000 Pennsylvania Avenue, N.W., Suite 5500, Washington, D.C. 20006, as counsel for the Trust, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of beneficial interest being sold pursuant to the Fund's Prospectus.

                             INDEPENDENT AUDITORS

     KPMG LLP has been selected as the independent auditors for the Trust. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with review of certain SEC filings. KPMG LLP's address is Three Embarcadero Center, San Francisco, California 94111.

                          WELLS FARGO VARIABLE TRUST
                        File Nos. 333-74283; 811-09255

                                    PART C
                               OTHER INFORMATION


Item 23.  Exhibits.
          --------

   Exhibit
   Number                                 Description
   ------                                 -----------

    (a)                  -  Amended and Restated Declaration of Trust,
                            incorporated by reference to Post-Effective
                            Amendment No. 5, filed September 20, 1999.

    (b)                  -  Not applicable.

    (c)                  -  Not applicable.

    (d)(1)(i)            -  Investment Advisory Agreement with Wells Fargo Bank,
                            N.A., incorporated by reference to Post-Effective Amendment No. 5, filed September 20, 1999, and Schedule A thereto, filed herewith.

          (ii)           -  Fee and Expense Agreement with Wells Fargo Bank,
                            N.A., filed herewith.

       (2)(i)            -  Investment Sub-Advisory Agreement with Barclays
                            Global Fund Advisors, incorporated by reference to Post-Effective Amendment No. 5, filed September 20, 1999.

          (ii)           -  Investment Sub-Advisory Agreement with Peregrine
                            Capital Management, Inc., incorporated by reference to Post-Effective Amendment No. 5, filed September 20, 1999.

          (iii)          -  Investment Sub-Advisory Agreement with Wells Capital
                            Management Incorporated, incorporated by reference to Post-Effective Amendment No. 5, filed September 20, 1999.

          (iv)           -  Form of Investment Sub-Advisory Agreement with
                            Dresdner RCM Global Investors, Inc., filed herewith.

    (e)                  -  Distribution Agreement, incorporated by reference to
                            Post-Effective Amendment No. 5, filed September 20, 1999, and Appendix A thereto, filed herewith.

    (f)                  -  Not applicable.

    (g)(1)               -  Custody Agreement with Barclays Global Investors,
                            N.A., incorporated by reference to Post-Effective Amendment No. 5, filed September 20, 1999.

       (2)               -  Custody Agreement with Wells Fargo Bank Minnesota,
                            N.A., filed herewith.

             (i)         -  Delegation Agreement (17f-5) with Wells Fargo Bank
                            Minnesota, N.A., filed herewith.

             (ii)        -  Securities Lending Agreement with Wells Fargo Bank,
                            N.A. and Wells Fargo Bank Minnesota, N.A., incorporated by reference to Post-Effective Amendment No. 5, filed September 20, 1999.

    (h)(1)               -  Administration Agreement with Wells Fargo Bank,
                            N.A., incorporated by reference to Post-Effective Amendment No. 5, filed September 20, 1999, and Appendix A thereto, filed herewith.

       (2)               -  Fund Accounting Agreement with Forum Accounting
                            Services, LLC, incorporated by reference to Post-Effective Amendment No. 5, filed September 20, 1999.

       (3)               -  Not Applicable.

       (4)               -  Transfer Agency and Service Agreement with Boston
                            Financial Data Services, Inc., incorporated by reference to Post-Effective Amendment No. 5, filed September 20, 1999, and Schedule A thereto, filed herewith.

       (5)(i)            -  Participation Agreement by and among Wells Fargo
                            Variable Trust and Fortis Benefits Insurance Company and Stephens Inc., filed herewith.

          (ii)           -  Participation Agreement by and among Wells Fargo
                            Variable Trust and Hartford Life and Annuity
                            Insurance Company and Stephens Inc., filed herewith.

          (iii)          -  Participation Agreement by and among Wells Fargo
                            Variable Trust and American Skandia Life Insurance Company and Stephens Inc., filed herewith.

    (i)                  -  Legal Opinion, filed herewith.

    (j)(1)               -  Power of Attorney, Robert C. Brown, filed herewith.

       (2)               -  Power of Attorney, Thomas S. Goho, filed herewith.

       (3)               -  Power of Attorney, Peter G. Gordon, filed herewith.

       (4)               -  Power of Attorney, W. Rodney Hughes, filed herewith.

       (5)               -  Power of Attorney, Richard M. Leach, filed herewith.

       (6)               -  Power of Attorney, J. Tucker Morse, filed herewith.

       (7)               -  Power of Attorney, Timothy J. Penny, filed herewith.

       (8)               -  Power of Attorney, Donald C. Willeke, filed
                            herewith.

       (9)               -  Power of Attorney, Michael J. Hogan, filed herewith.

       (10)              -  Power of Attorney, Karla M. Rabusch, filed herewith.

    (k)                  -   Not applicable.

    (l)                  -   Not applicable.

    (m)                  -   Rule 12b-1 Distribution Plan, incorporated by
                             reference to Post-Effective Amendment No. 5, filed
                             September 20, 1999; see Exhibit (e) above for related Distribution Agreement.

    (n)                  -   Not applicable.

    (o)                  -   Not applicable.

    (p)(1)               -   Joint Code of Ethics for Funds Trust, Core Trust
                             and Variable Trust, filed herewith.

       (2)               -   Wells Fargo Bank, N.A. Code of Ethics, filed
                             herewith.

       (3)               -   Barclays Global Investors, N.A. Code of Ethics,
                             filed herewith.

       (4)               -   Dresdner RCM Global Investors, Inc. Code of Ethics,
                             filed herewith.

       (5)               -   Peregrine Capital Management, Inc. Code of Ethics,
                             filed herewith.

       (6)               -   Wells Capital Management Incorporated Code of
                             Ethics, filed herewith.

Item 24. Persons Controlled by or Under Common Control with the Fund.
         -----------------------------------------------------------

         Registrant believes that no person is controlled by or under common control with Registrant.

Item 25. Indemnification.
         ---------------

         Article IX of the Registrant's Declaration of Trust limits the liability and, in certain instances, provides for mandatory indemnification of the Registrant's trustees, officers, employees, agents and holders of beneficial interests in the Trust and its Funds.

Item 26. Business and Other Connections of Investment Advisor.
         ----------------------------------------------------

         (a) Wells Fargo Funds Management, LLC ("Funds Management") is expected to assume investment advisory responsibilities for all of the Registrant's investment portfolios, and for certain other registered open-end management investment companies, on or about March 1, 2001. Funds Management, an indirect wholly-owned subsidiary of Wells Fargo & Company and affiliate of Wells Fargo Bank, was created for this purpose in early 2001. Because Funds Management is not expected to assume the mutual fund advisory responsibilities of Wells Fargo Bank until on or about March 1, 2001, there will be a transition period whereby Wells Fargo Bank retains these responsibilities until Funds Management becomes operational.

         To the knowledge of Registrant, none of the directors or executive officers of Funds Management or Wells Fargo Bank is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature, except that certain executive officers also hold various positions with and engage in business for Wells Fargo & Company. All the directors of Wells Fargo Bank also serve as directors of Wells Fargo & Company.

         (b) Barclays Global Fund Advisors ("BGFA"), a wholly-owned subsidiary of Barclays Global Investors, N.A., serves as sub-advisor to the Asset Allocation Fund of the Trust and as advisor or sub-advisor to certain other open-end management investment companies. The descriptions of BGFA in Parts A and B of this Registration Statement are incorporated by reference herein. The directors and officers of BGFA also serve as directors or officers of BGI. To the knowledge of the Registrant, none of the directors or executive officers of BGFA is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

         (c) Wells Capital Management Incorporated ("WCM"), a wholly-owned subsidiary of Wells Fargo Bank, N.A., serves as sub-advisor to the Corporate Bond, Equity Income, Equity Value, Growth, International Equity, Money Market and Small Cap Growth Funds. The descriptions of WCM in Parts A and B of this Registration Statement are incorporated by reference herein. None of the directors and principal executive officers of WCM serves, or has served in the past two fiscal years, in such capacity for any other entity.

          (d) Peregrine Capital Management, Inc. ("Peregrine"), an indirect wholly-owned subsidiary of Wells Fargo & Company, serves as sub-advisor to the Large Company Growth Fund. The descriptions of Peregrine in Parts A and B of the Registration Statement are incorporated by reference herein. To the knowledge of the Registrant, none of the directors or executive officers of this sub-advisor is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

          (e) Dresdner RCM Global Investors LLC ("Dresdner"), an indirect, wholly owned subsidiary of Dresdner Bank AG, serves as sub-advisor for the Specialized Technology Fund. The descriptions of Dresdner in Parts A and B of the Registration Statement are incorporated by reference herein. The address of Dresdner is Four Embarcadero Center, San Francisco, California 94111. To the knowledge of the Registrant, none of the directors or executive officers of this sub-advisor is or has been at any time during the last two fiscal years engaged in any other business, profession, vocation or employment of a substantial nature.

Item 27.  Principal Underwriters.
          ----------------------

          (a) Stephens Inc. ("Stephens"), distributor for the Registrant, does not presently act as investment advisor for any other registered investment companies, but does act as principal underwriter for Barclays Global Funds Inc., Nations Fund, Inc., Nations Fund Trust, Nations Funds Trust, Nations LifeGoal Funds, Inc., Nations Reserves, Nations Annuity Trust, Wells Fargo Variable Trust and Wells Fargo Funds Trust, and is the exclusive placement agent for Nations Master Investment Portfolio and Wells Fargo Core Trust, all of which are registered open-end management investment companies.

          (b) Information with respect to each director and officer of the principal underwriter is incorporated by reference to Form ADV and Schedules A and D thereto, filed by Stephens with the Securities and Exchange Commission pursuant to the Investment Advisors Act of 1940 (file No. 501-15510).

          (c)  Not applicable.

Item 28.  Location of Accounts and Records.
          --------------------------------

          (a) The Registrant maintains accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder (collectively, "Records") at the offices of Funds Management, 525 Market Street, San Francisco, California 94163.

          (b) Funds Management maintains all Records relating to its services as investment advisor and administrator at 525 Market Street, San Francisco, California 94163.

          (c) BGFA and BGI maintain all Records relating to their services as sub-advisor and custodian, respectively, to the Asset Allocation Fund at 45 Fremont Street, San Francisco, California 94105.

          (d) Stephens maintains all Records relating to its services as distributor at 111 Center Street, Little Rock, Arkansas 72201.

          (e) Wells Fargo Bank Minnesota, N.A. maintains all Records relating to its services as custodian at 6th & Marquette, Minneapolis, Minnesota 55479-0040.

          (f) Wells Capital Management Incorporated maintains all Records relating to its services as investment sub-advisor at 525 Market Street, San Francisco, California 94163.

          (g) Peregrine Capital Management, Inc. maintains all Records relating to its services as investment sub-advisor at 800 LaSalle Avenue, Minneapolis, Minnesota 55479.

          (h) Boston Financial Data Services, Inc. maintains all Records relating to its services as transfer agent at Two Heritage Drive, Quincy, Massachusetts 02171.

          (i) Dresdner RCM Global Investors, Inc. maintains all Records relating to its services as investment sub-advisor at Four Embarcadero Center, San Francisco, California 94111.

Item 29.  Management Services.
          -------------------

          Other than as set forth under the captions "Organization and Management of the Funds" in the Prospectus constituting Part A of this Registration Statement and "Management" in the Statement of Additional Information constituting Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.

Item 30.  Undertakings.  Not applicable.
          ------------

                                   SIGNATURES
                                   ----------

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the City of San Francisco, State of California on the 16th day of February, 2001.

                              WELLS FARGO VARIABLE TRUST

                              By /s/ Dorothy A. Peters
                                 ---------------------
                                 Dorothy A. Peters
                                 Assistant Secretary
                                 (Attorney-in-Fact for Principal
                                 Financial Officer)

       Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 7 to its Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date indicated:

Signature                        Title                       Date
---------                        -----                       ----

           *                     Trustee
-----------------------
Robert C. Brown

           *                     Trustee
-----------------------
Thomas S. Goho

           *                     Trustee
-----------------------
Peter G. Gordon

           *                     Trustee
-----------------------
W. Rodney Hughes

           *                     Trustee
-----------------------
Richard M. Leach

           *                     Trustee
-----------------------
J. Tucker Morse

           *                     Trustee
-----------------------
Timothy J. Penny

           *                     Trustee
-----------------------
Donald C. Willeke


*By:  /s/ Dorothy A. Peters
     ----------------------
      Dorothy A. Peters
      As Attorney-in-Fact
      February 16, 2001

                          WELLS FARGO VARIABLE TRUST
                        FILE NOS. 333-74283; 811-09255

                                 EXHIBIT INDEX


Exhibit Number                         Description

EX-99.B(d)(1)(i)       Investment Advisory Agreement Schedule A

EX-99.B(d)(1)(ii)      Fee and Expense Agreement with Wells Fargo Bank, N.A.

EX-99.B(d)(2)(iv)      Form of Investment Sub-Advisory Agreement with Dresdner
                       RCM Global Investors LLC

EX-99.B(e)             Distribution Agreement Appendix A

EX-99.B(g)(2)          Custody Agreement with Wells Fargo Bank Minnesota, N.A.,

EX-99.B(g)(2)(i)       Delegation Agreement (17f-5) with Wells Fargo Bank,
                       Minnesota, N.A.

EX-99.B(h)(1)          Administration Agreement Appendix A

EX-99.B(h)(4)          Transfer Agency and Service Agreement Schedule A

EX-99.B(h)(5)(i)       Participation Agreement by and among Wells Fargo Variable
                       Trust and Fortis Benefits Insurance Company and Stephens
                       Inc.

EX-99.B(h)(5)(ii)      Participation Agreement by and among Wells Fargo Variable
                       Trust and Hartford Life and Annuity Insurance Company and
                       Stephens Inc.

EX-99.B(h)(5)(iii)     Participation Agreement by and among Wells Fargo Variable
                       Trust and American Skandia Life Insurance Company and
                       Stephens Inc.

EX-99.B(i)             Opinion and Consent of Counsel

EX-99.B(j)(1)          Power of Attorney, Robert C. Brown

EX-99.B(j)(2)          Power of Attorney, Thomas S. Goho

EX-99.B(j)(3)          Power of Attorney, Peter G. Gordon

EX-99.B(j)(4)          Power of Attorney, W. Rodney Hughes

EX-99.B(j)(5)          Power of Attorney, Richard M. Leach

EX-99.B(j)(6)          Power of Attorney, J. Tucker Morse

EX-99.B(j)(7)          Power of Attorney, Timothy J. Penny

EX-99.B(j)(8)          Power of Attorney, Donald C. Willeke

EX-99.B(j)(9)          Power of Attorney, Michael J. Hogan

EX-99.B(j)(10)         Power of Attorney, Karla M. Rabusch

EX-99.B(p)(1)          Joint Code of Ethics for Funds Trust, Core Trust and
                       Variable Trust

EX-99.B(p)(2)          Well Fargo Bank, N.A. Code of Ethics

EX-99.B(p)(3)          Barclays Global Investors, N.A. Code of Ethics

EX-99.B(p)(4)          Dresdner RCM Global Investors, Inc. Code of Ethics

EX-99.B(p)(5)          Peregrine Capital Management, Inc. Code of Ethics

EX-99.B(p)(6)          Wells Capital Management Incorporated Code of Ethics